  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 10, 1999.

                                                      REGISTRATION NO. 33-92226
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------

                         POST-EFFECTIVE AMENDMENT NO. 1                      [X]

                                   FORM S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                              ------------------

                      PFL ENDEAVOR VARIABLE LIFE ACCOUNT
                          (EXACT NAME OF REGISTRANT)

                          PFL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                           4333 EDGEWOOD ROAD, N.E.
                            CEDAR RAPIDS, IA 52499
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                              ------------------

                            WILLIAM L. BUSLER, ESQ.
                                   PRESIDENT
                          PFL LIFE INSURANCE COMPANY
                           4333 EDGEWOOD ROAD, N.E.
                            CEDAR RAPIDS, IA 52499
               (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                              ------------------

                                   COPY TO:

                          FREDERICK R. BELLAMY, ESQ.
                       SUTHERLAND, ASBILL & BRENNAN LLP
                        1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2404

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

  TITLE OF SECURITIES BEING REGISTERED: Individual flexible premium variable life insurance policies.




                         ----------------------------

It is proposed that this filing will become effective:

        immediately upon filing pursuant to paragraph (b) of Rule 485.
------

        on May 1, 1999 pursuant to paragraph (b)(1)(iii) of Rule 485.
------

        60 days after filing pursuant to paragraph (a)(i) of Rule 485.
------

  X     on May 1, 1999 pursuant to paragraph (a)(i) of Rule 485.
------

If appropriate, check the following box:

                This post-effective amendment designates a new effective date
        -------
for a previously filed post-effective amendment.

     RECONCILIATION AND TIE BETWEEN ITEMS IN FORM N-8B-2 AND THE PROSPECTUS

 N-8B-2
  ITEM  CAPTION IN PROSPECTUS
 ------ ---------------------
    1   Cover Page
    2   Cover Page
    3   Not Applicable
    4   Distribution of the Policy
    5   PFL and The Accounts
    6   PFL and The Accounts
    7   Not Applicable
    8   Not Applicable
    9   Legal Proceedings
   10   Introduction; PFL and The Accounts; Charges and Deductions; Policy
        Rights and Benefits; Voting Rights; General Provisions
   11   Introduction; PFL and The Accounts
   12   Introduction; PFL and The Accounts
   13   Introduction; Charges and Deductions; PFL and The Accounts
   14   Introduction; Issuance of Policy
   15   Payment and Allocation of Premiums
   16   Payment and Allocation of Premiums; PFL and The Accounts
   17   Introduction; Charges and Deductions; Policy Rights and Benefits; PFL
        and The Accounts
   18   Payment and Allocation of Premiums; PFL and The Accounts
   19   General Provisions; Voting Rights
   20   Not Applicable
   21   Policy Rights and Benefits; General Provisions
   22   Not Applicable
   23   Safekeeping of the Variable Account Assets
   24   General Provisions
   25   PFL and The Accounts
   26   Not Applicable
   27   PFL and The Accounts
   28   Executive Officers and Directors of PFL
   29   PFL and The Accounts
   30   Not Applicable
   31   Not Applicable
   32   Not Applicable
   33   Not Applicable
   34   Not Applicable
   35   PFL and The Accounts
   36   Not Applicable
   37   Not Applicable
   38   Distribution of the Policy
   39   Distribution of the Policy
   40   Not Applicable
   41   Distribution of the Policies
   42   Not Applicable
   43   Not Applicable
   44   Cash Value
   45   Not Applicable
   46   Cash Value
   47   Introduction; Allocation of Premiums and Cash Values
   48   Not Applicable

 N-8B-2
  ITEM  CAPTION IN PROSPECTUS
 ------ ---------------------
   49   Not Applicable
   50   Not Applicable
   51   Introduction; PFL; Policy Benefits; Charges and Deductions
   52   The Variable Account
   53   Federal Tax Matters
   54   Not Applicable
   55   Not Applicable
   56   Not Applicable
   57   Not Applicable
   58   Not Applicable
   59   Not Applicable

                                 PFL ENDEAVOR
                                 VARIABLE LIFE

                                Issued Through

                      PFL ENDEAVOR VARIABLE LIFE ACCOUNT

                                      by

                          PFL LIFE INSURANCE COMPANY

Prospectus
May 1, 1999



This prospectus and the mutual fund prospectuses give you important information about the policies and the mutual funds. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the PFL Endeavor Variable Life Policy, please call us at (800) 525-6205 or write us at: PFL Life Insurance Company, Financial Markets Division, Variable Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, 52499-0001. A registration statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. The SEC maintains a web site (http://www.sec.gov) that contains the prospectus, material incorporated by reference, and other information.

Please note that an investment in this policy:
 .  is not a bank deposit
 .  is not federally insured
 .  is not endorsed by any bank or government agency
 .  is not guaranteed to achieve its goal

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The individual flexible premium variable life insurance policy has several investment choices. There is a fixed account, which offers an interest rate that is guaranteed by PFL, and thirteen mutual fund portfolios listed below. You can choose any combination of these investment choices.

ENDEAVOR SERIES TRUST
     Endeavor Asset Allocation Portfolio
     Endeavor Money Market Portfolio
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Growth Stock Portfolio
     T. Rowe Price International Stock Portfolio
     Endeavor Value Equity Portfolio
     Endeavor Opportunity Value Portfolio
     Endeavor Enhanced Index Portfolio
     Dreyfus U.S. Government Securities Portfolio
     Dreyfus Small Cap Value Portfolio
     Endeavor Select 50 Portfolio
     Endeavor High Yield Portfolio

WRL SERIES FUND, INC.
     WRL Growth Portfolio

TABLE OF CONTENTS

POLICY SUMMARY.................................................

RISK SUMMARY...................................................

PORTFOLIO ANNUAL EXPENSE TABLE.................................

PFL AND THE ACCOUNTS...........................................
  PFL Life Insurance Company...................................
  The Variable Account.........................................
  The Fixed Account............................................

POLICY RIGHTS AND BENEFITS.....................................
  Death Benefit................................................
  Cash Value...................................................
  Transfers....................................................
  Policy Loans.................................................
  Surrender and Cash Withdrawal Privileges.....................
  Examination of Policy Privilege..............................
  Benefits at Maturity.........................................
  Payment of Policy Benefits...................................

PAYMENT AND ALLOCATION OF PREMIUMS.............................
  Issuance of a Policy.........................................
  Temporary Insurance Coverage.................................
  Premiums.....................................................
  Allocation of Premiums and Cash Value........................
  Policy Lapse and Reinstatement...............................

CHARGES AND DEDUCTIONS.........................................
  Premium Expense Charges......................................
  Contingent Surrender Charges.................................
  Monthly Deductions...........................................
  Transaction Charges..........................................
  Variable Account Asset (Daily) Charges.......................
  Taxes........................................................
  Investment Advisory Fee......................................
  Group or Sponsored Arrangements..............................

FEDERAL TAX MATTERS............................................
  Introduction.................................................
  Tax Status of the Policy.....................................
  Possible Tax Law Changes.....................................
  Possible Charges for PFL's Taxes.............................

GENERAL PROVISIONS.............................................
  Postponement of Payments.....................................
  The Contract.................................................
  Suicide......................................................
  Incontestability.............................................
  Change of Owner or Beneficiary...............................
  Assignment...................................................
  Misstatement of Age or Sex...................................
  Reports and Records..........................................

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS...................

VOTING RIGHTS OF THE VARIABLE ACCOUNT..........................

STATE REGULATION OF PFL........................................

EXECUTIVE OFFICERS AND DIRECTORS OF PFL........................

YEAR 2000 MATTERS..............................................

DISTRIBUTION OF THE POLICIES...................................

LEGAL MATTERS..................................................

LEGAL PROCEEDINGS..............................................

EXPERTS........................................................

ADDITIONAL INFORMATION.........................................

INFORMATION ABOUT PFL'S FINANCIAL STATEMENTS...................

APPENDIX A.....................................................
  Past Investment Experience...................................

APPENDIX B.....................................................
  Illustration of Benefits.....................................

APPENDIX C.....................................................
  The PFL Endeavor Variable Life Account
  and the "Dollar Cost Averaging" Investment Method............
APPENDIX D.....................................................
  Glossary of Terms............................................

INDEX TO FINANCIAL STATEMENTS..................................

POLICY SUMMARY

The information in this summary corresponds to the information in the body of this prospectus, which discuss the topics in more detail. Words printed in italics in this prospectus are defined in the Glossary, found at Appendix E.

The Policy In General

The PFL Endeavor Variable Life Policy is an individual flexible premium variable life insurance policy. The policy is designed to be long-term in nature in order to provide significant life insurance benefits for the insured(s) named in the policy. You should consider the policy in conjunction with other insurance you own. The policy is not suitable as a short-term savings vehicle.

The policy provides a free-look period. You may cancel the policy:
 . within 10 days after you receive it;
 . within 10 days after PFL mails or delivers a written notice of withdrawal right to you; or
 . within 45 days after signing the application, whichever is latest.

Certain states require a free-look period longer than 10 days, either for all policyowners or for certain classes of policyowners. In most states, PFL will refund the net premiums plus any charges previously deducted.

Premiums

You have considerable flexibility concerning the amount and frequency of premium payments. PFL will require you to pay an initial premium at least equal to a minimum monthly guaranteed coverage premium set forth in the policy before PFL issues the policy. Thereafter, subject to certain restrictions, you may make premium payments in any amount and at any frequency.

You will also determine a planned periodic premium schedule. The schedule will provide for a premium payment of a level amount at a fixed interval over a specified period of time. Your policy will state the amount and frequency of planned premium payments. You may request to change the amount and frequency of planned premium payments in writing. Payment of the planned premiums may not prevent the policy from lapsing.

The net premium equals the premium paid less the premium expense charges. You determine in the application how PFL will allocate your net premiums. Net premiums may be allocated to the subaccounts, the fixed account, or a combination of both. You may change the allocation of future premiums at any time by notifying PFL in writing. Each portfolio has a different investment objective.

Variable Account Options

You may direct your premiums to any of the subaccounts. The premiums you place in the subaccounts are not guaranteed. The value of each subaccount will increase or decrease, depending on investment performance. You could lose some or all of your money.

Each subaccount invests in shares of a designated mutual fund portfolio. The following thirteen subaccounts are currently available to you:

ENDEAVOR SERIES TRUST
---------------------
  Endeavor Asset Allocation Portfolio
  Endeavor Money Market Portfolio
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price Growth Stock Portfolio
  T. Rowe Price International Stock Portfolio
  Endeavor Value Equity Portfolio
  Endeavor Opportunity Value Portfolio
  Endeavor Enhanced Index Portfolio
  Dreyfus U.S. Government Securities Portfolio
  Dreyfus Small Cap Value Portfolio
  Endeavor Select 50 Portfolio
  Endeavor High Yield Portfolio

WRL SERIES FUND, INC.
--------------------
  WRL Growth

Fixed Account Options

You may also allocate your premiums to the fixed account.

PFL will credit interest to amounts in the fixed account at an effective annual rate of at least 4% per year. PFL may credit amounts in the fixed account with interest at a current interest rate in excess of 4%. Once determined, a current interest rate will be guaranteed for at least one year. You bear the risk that the current interest rate will not exceed 4% per year. PFL bears the full investment risk for all cash value in the fixed account.

Cash Value

The policy's cash value in the variable account will increase or decrease to reflect:
 . the amount and frequency of premium payments;
 . the investment experience of the chosen subaccounts;
 . any partial surrenders; and
 . any charges imposed in connection with the policy.

You bear the entire investment risk for amounts allocated to the variable account. PFL does not guarantee a minimum cash value.

Transfers

Subject to certain restrictions, you may transfer amounts among the subaccounts of the variable account or from the subaccounts to the fixed account. Transfers may also be made from the fixed account to the subaccounts subject to certain restrictions. The transfer will be effective on the first valuation date on or following the day PFL receives appropriate notice of such transfer at the administrative office.

PFL reserves the right to impose a charge of $25 for each transfer following the first twelve transfers made during any policy year. However, PFL does not currently impose a charge for transfers, regardless of the number made.

Charges and Deductions

Various charges may be deducted from premiums, periodically from cash value, and upon surrender.

Premium Charges.   PFL may deduct a sales charge and a premium tax charge from
---------------
each premium. The sales charge is 2.5% of each premium, and the premium tax charge is 2.5% of each premium (so the total deducted from each premium is 5.0% of the premium). PFL guarantees that these charges will not increase for the life of the policy. PFL intends to waive the 2.5% sales charge after the tenth policy year.

Surrender Charges.   PFL deducts a surrender charge from certain early
-----------------
surrenders or cash withdrawals. The surrender charge applies in the first fifteen policy years. It consists of both a deferred sales charge of up to 26.5% of premiums and a deferred issue (or underwriting) charge of up to $5.00 per $1,000 of specified amount. A surrender charge also applies in the first fifteen years after an increase in specified amount. However, up to 10% of the cash value can be withdrawn free of surrender charge once each policy year after the first year.

The surrender charge may be significant. You may not have net surrender value if you surrender your policy in the early policy years.

Variable Account Asset (Daily) Charges.   PFL deducts various charges from the
--------------------------------------
assets of the variable account on a daily basis to compensate PFL for the following:
 . mortality and expense risks (0.90%);
 . administrative expenses (0.40%);
 . distribution expenses (0.50%); and
 . deferred acquisition cost taxes (0.10%).

The total of these charges equals the daily equivalent of an annual charge of 1.90% of the variable account assets for the first ten policy years, and 1.30% thereafter. The charges for distribution expenses and deferred acquisition cost taxes only apply for ten years. These charges are guaranteed not to increase for the life of the policy and are not deducted from the fixed account.

Monthly Deductions.   PFL deducts the following two charges from the cash value
------------------
each month:
 . a $5.00 monthly administrative charge (guaranteed not to increase); and . a monthly charge for the cost of insurance that varies according to the insured's age, sex, and risk classification.

Transaction Charges.   PFL may deduct a transaction charge of $25 for each
-------------------
transfer in excess of 12 in any one-policy year. PFL currently waives this charge. PFL also charges for each partial withdrawal of cash value. This charge is the lesser of $25 or 2% of the amount withdrawn.

Other Charges and Expenses.   PFL does not currently make deductions from the
--------------------------
variable account for federal or state income taxes. PFL reserves the right to do so.

Management Fees and Other Expenses.  Management fees and other expenses are
----------------------------------
deducted from each applicable portfolio. The management fees and other expenses for each portfolio for 1998, stated as a percentage of the aggregate average daily net assets of the portfolio, are found in the "Portfolio Annual Expense Table".

Loans

After the first anniversary, you may obtain a policy loan in any amount that is not greater than 90% of the net surrender value. Please note that a loan taken from, or secured by, a policy may be treated as a taxable distribution, and may also be subject to a penalty tax.

A loan interest rate of 8.0% per annum is charged in advance. Loan interest is due at each anniversary. If you do not pay the interest when due, it will be added to the loan and bear interest at the same rate. We will transfer the requested loan amount, plus interest in advance, from the variable account to the loan reserve and we will credit it with guaranteed interest at a rate of 4% per year. The loan reserve is part of PFL's general account. PFL may credit the loan reserve with additional interest at a rate higher than 4% per year. PFL is currently crediting the loan reserve with a rate higher than 4% per year. The minimum loan amount is generally $500. When you repay a loan, PFL transfers amounts in the loan reserve in excess of the outstanding value of the loan to the variable account in the same manner as net premium allocations.

Death Benefit

The policy provides for PFL to pay benefits when the insured dies. The policy contains the following death benefit options:

 . Death Benefit Option A. The death benefit is the greater of (a) the specified amount of the policy or (b) a specified percentage times the cash value of the policy on the date the insured dies.

 . Death Benefit Option B. The death benefit is the greater of (a) the specified amount of the policy plus the cash value of the policy on the date the insured dies or (b) a specified percentage of cash value of the policy on the date the insured dies.

Under both death benefit options, the death benefit will not be less than the current specified amount of the policy, as long as the policy remains in-force. Any outstanding indebtedness and any due and unpaid charges will reduce these proceeds. Any additional insurance benefits added by a rider and any unearned loan interest will increase these proceeds. Your policy will state the minimum specified amount.

PFL may pay benefits under the policy in a lump sum or under one of the settlement options set forth in the policy.

You have significant flexibility to adjust the death benefit payable by increasing or decreasing the specified amount of the policy or by changing your death benefit option. You may change the death benefit option only once each policy year after the third policy year. No increase in the specified amount may be requested during the first policy year nor on or after the insured's attained age 86. No decrease may be requested during the first policy year. Any increase in the specified amount will:

 . result in additional charges;
 . be subject to PFL's underwriting requirement; and . be subject to suicide exclusions and incontestability restrictions.

Partial Withdrawals and Surrenders

You may totally surrender the policy at any time and receive the net surrender value of the policy. Subject to certain limitations, you may also make cash withdrawals from the policy at any time after the first policy year and prior to the maturity date. If Death Benefit Option A is in effect, cash withdrawals will reduce the policy's specified amount by the amount of the cash withdrawal.

Withdrawals and total surrenders may be taxable, and may be subject to a penalty tax and surrender charges.

Inquiries

If you need more information, please contact us at:
  Administrative Office
  Financial Markets Division
  Variable Annuity Department
  PFL Life Insurance Company
  4333 Edgewood Road N.E.
  P.O. Box 3183
  Cedar Rapids, IA  52406-3183

RISK SUMMARY

Investment Risk

You bear investment risk with respect to the subaccounts. See the funds' prospectuses for more specific information regarding these risks.

Risk of Lapse

The policy will lapse whenever net surrender value is insufficient to pay the monthly deduction, and a grace period expires without you making a sufficient payment. The failure to pay a planned periodic premium will not automatically cause the policy to lapse. The policy can lapse even if you pay planned periodic premiums on schedule, or you pay premiums in other amounts, if net surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. If the insured is alive and the policy is in-force on the maturity date, the policy will then terminate and no longer be in-force as of the maturity date. PFL will pay you the net surrender value as of the maturity date.

The policy has a "death benefit guarantee" that prevents lapse in certain circumstances. During the first three policy years, the policy will remain in-force and no grace period will begin, provided:

 . you do not increase the specified amount; and

 . the total premiums you paid (minus any withdrawals and outstanding loans) equals or exceeds the minimum monthly guarantee premium, times the number of months since the policy date, including the current month.

Tax Risks

PFL believes that a policy issued on a standard rate class should meet the definition of a life insurance contract under Section 7702 of the Internal Revenue Code.

There is even less guidance with respect to a policy that is issued on a substandard rate class (e.g., where higher cost of insurance charges are imposed because of the insured's health or other conditions). Thus, it is not clear whether such a policy would satisfy Section 7702, particularly if you pay the full amount of premiums permitted under the policy. If it is subsequently determined that a policy does not qualify as a life insurance contract, PFL will take whatever steps are appropriate and reasonable to attempt to have such a policy comply with Section 7702.

For these reasons, PFL reserves the right to modify the policy as necessary to attempt to qualify it as a life insurance contract under Section 7702. Assuming that a policy qualifies as a life insurance contract for federal income tax purposes, PFL believes that the death benefit paid under the policy generally should be fully excludable from the gross income of the beneficiary for federal income tax purposes. Moreover, you should not be deemed in constructive receipt of cash values under a policy until there is a distribution from the policy.

A policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the policy is a modified endowment contract, then all pre-death distributions, including policy loans and loans secured by a policy, will be treated first as a distribution of taxable income to the extent of any gain and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any distributions of gains generally will be subject to a 10% penalty tax.

If a policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans and loans secured by a policy will not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

Limits on Withdrawals

PFL limits cash withdrawals to a minimum of $500. Cash withdrawals may not cause the net surrender value after the cash withdrawal to be less than $500. Cash withdrawals will affect the policy's cash value, the death benefit, and (if you choose Death Benefit Option A) the specified amount. (See, Surrender and Cash Withdrawal Privileges.) PFL will not permit a cash withdrawal that would reduce the specified amount below the minimum specified amount set forth in your policy, or cause the policy to fail to qualify as life insurance under the Internal Revenue Code.

Federal income taxes and a tax penalty may apply to cash withdrawals and surrenders.

Effects of Policy Loans

The risks involved in taking a policy loan include:
 . adverse tax consequences which will occur if a policy lapses with loans outstanding; and
 . the additional potential for a policy to lapse if projected earnings are not achieved. This is taking outstanding loans into account.

A policy loan will also affect the cash value and death benefit. (See, Policy Loans.)

Effects of Surrender Charges

The surrender charges under this policy are significant, especially in the early policy years. There is the risk that you will not receive net surrender value if you surrender your policy in the early policy years. You should purchase this policy only if you have the financial ability to keep it in force at the initial specified amount for a substantial period of time.

Even if you do not ask to surrender your policy, surrender charges play a role in determining whether your policy will lapse. Net surrender value is the measure PFL uses each month after the no lapse period to determine whether your policy will remain in-force or will lapse.

Comparison With Other Insurance Policies

Like conventional fixed-benefit life insurance, as long as the policy remains in-force, the policy will provide for:
 . the payment of a minimum death benefit to a beneficiary upon the insured's death;
 . the accumulation of cash value; and
 . surrender rights and policy loan privileges.

The policy differs from conventional fixed-benefit life insurance by allowing you to allocate net premiums to one or more subaccounts, to the fixed account, or to a combination of both. Each subaccount invests in a designated portfolio of the fund.

Unlike conventional fixed-benefit life insurance, the amount and/or duration of the life insurance coverage and the cash value of the policy are not guaranteed and may increase or decrease depending upon the investment experience of the variable account. You bear the investment risk of any depreciation in value of the underlying assets of the variable account but reap the benefits of any appreciation in value.

Also, unlike conventional fixed-benefit life insurance, you have the flexibility, subject to certain restrictions, to vary the frequency and amount of premium payments and to adjust the death benefits payable under the policy by increasing or decreasing the specified amount. Thus, unlike the conventional fixed-benefit life insurance, the policy does not require you to adhere to a fixed premium schedule.

The failure to pay a planned periodic premium will not itself cause the policy to lapse. The policy may lapse even if you pay the scheduled premiums, because additional premium payments may be necessary to prevent lapse if net surrender value is insufficient to pay certain monthly charges, and you do not make a sufficient payment before a grace period expires.

Illustrations

The hypothetical illustrations in this prospectus or used in connection with the purchase of a policy are based on hypothetical rates of return. These rates are not guaranteed, and are provided only to illustrate how the specified amount, policy charges and hypothetical rates of return affect death benefit levels, cash value, and net surrender value of the policy.

We may also illustrate policy values based on the adjusted historical performance of the portfolios since the portfolios' inception, reduced by policy subaccount charges.

The hypothetical and adjusted historic portfolio rates illustrated should not be considered to represent past or future performance. There is a risk that actual rates of return may be higher or lower than those illustrated, so that the values under your policy will be different from those in the illustrations.

PORTFOLIO ANNUAL EXPENSE TABLE

This table shows the fees and expenses charged by the portfolios. See the fund's prospectuses for more detail concerning the portfolios' fees and expenses.

                      Annual Portfolio Operating Expenses
    (as a percentage of average net assets and after expense reimbursements)

                                                                                  Total
                                         Management      Other     Rule 12b-1     Annual
                                            Fees        Expenses      Fees     Expenses/(1)/
                                        -------------  ----------  ----------  ------------
Endeavor Series Trust
  Endeavor Money Market  ...............                                   --
  Endeavor Asset Allocation  ...........                                   --
  Endeavor Value Equity  ...............                                   --
  Endeavor Opportunity Value  ..........                                   --
  Endeavor Enhanced Index  .............                                   --
  Endeavor Select 50  ..................                                   --
  Endeavor High Yield  .................                                   --
  Dreyfus Small Cap Value  .............                                   --
  Dreyfus U.S. Government Securities....                                   --
  T. Rowe Price Equity Income  .........                                   --
  T. Rowe Price Growth Stock  ..........                                   --
  T. Rowe Price International Stock  ...                                   --
WRL Series Fund, Inc. (2)
  WRL Growth  ..........................                                   --

____________________
/(1)/ Endeavor Investment Advisers has agreed, until terminated by it, to assume expenses of the Portfolios that exceed the following rates: Endeavor Money Market--_____%; Endeavor Asset Allocation--_____%; T. Rowe Price International Stock--_____%; Endeavor Value Equity--_____%; Dreyfus Small Cap Value--_____%; T. Rowe Price Growth Stock--_____%; Endeavor Opportunity Value--_____%; Endeavor Enhanced Index--_____%; Endeavor Select 50--_____%; and Endeavor High Yield--_____%. During 1998, Endeavor Investment Advisers waived or reimbursed fees for the ____________________ Portfolio; the annualized operating expense ratio before waiver/reimbursement for the period ended December 31, 1998, was _____%. Amounts shown for the ______________ Portfolio and the ____________________ Portfolio are estimated for 1998. The underlying funds provided their fee table information to PFL. PFL has not independently verified such information.

/(2)/ Effective January 1, 1997, the Board of the WRL Series Fund, Inc.
      authorized the WRL Series Fund, Inc. to charge each portfolio of the WRL Series Fund, Inc. an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, WRL Series Fund, Inc. will not deduct the fee from any portfolio during 1999. You will receive advance written notice if a Rule 12b-1 fee is deducted. See the WRL Series Fund, Inc.'s prospectus for more detail.

PFL AND THE ACCOUNTS

PFL Life Insurance Company

PFL Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. PFL is a wholly owned indirect subsidiary of AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc., is indirectly owned by AEGON n.v. of the Netherlands, the securities of which are publicly traded. AEGON n.v., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. PFL is licensed in the District of Columbia, Guam, and in all states except New York.

Published Ratings.   PFL may publish in advertisements, sales literature and
------------------
reports to policyowners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of PFL. The ratings should not be considered as bearing on the investment performance or safety of assets held in the variable account..

Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry.

Standard and Poor's Insurance Ratings Services or Duff & Phelps ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper).

The Variable Account

PFL established the PFL Endeavor Variable Life Account ("variable account") as a separate account on April 4, 1995. The variable account will receive and invest the net premiums paid under this policy and other flexible premium variable life insurance policies PFL issues. Each subaccount invests exclusively in shares of a single mutual fund portfolio of the funds.

The variable account currently is divided into thirteen subaccounts. Additional subaccounts may be established in the future at PFL's discretion. Under Iowa law, PFL owns the assets of the variable account. They are held separately from PFL's other assets and are not chargeable with liabilities incurred in PFL's other business operations (except to the extent that the assets in the variable account exceed the variable account's reserves and other liabilities).

Income, gains, and losses incurred on the assets in the subaccounts, whether or not realized, are credited to or charged against that subaccount without regard to other income, gains or losses of any other account or subaccount of PFL. Therefore, the investment performance of any subaccount should be entirely independent of the investment performance of PFL's general account assets or any other account or subaccount PFL maintains. The assets of the variable account shall, however, be available to cover the liabilities of PFL's general account to the extent that the variable account's assets exceed its liabilities arising under the policies it supports.

The variable account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a unit investment trust and meets the definition of a separate account under federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the variable account or PFL.

The variable account will invest exclusively in shares of the Endeavor Series Trust and the WRL Growth Portfolio of the WRL Series Fund, Inc. (collectively the "funds"). The following thirteen portfolios of the funds are available under the policies:

ENDEAVOR SERIES TRUST
---------------------
Subadvised by Morgan Stanley
Asset Management Inc.
  Endeavor Asset Allocation Portfolio
  Endeavor Money Market Portfolio
Subadvised by T. Rowe Price Associates, Inc.
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price Growth Stock Portfolio
Subadvised by Rowe Price-Fleming
International, Inc.:
  T. Rowe Price International Stock Portfolio
Subadvised by OpCap Advisors:
  Endeavor Value Equity Portfolio
  Endeavor Opportunity Value Portfolio
Subadvised by J.P. Morgan Investment
Management Inc.:
  Endeavor Enhanced Index Portfolio
Subadvised by The Dreyfus Corporation:
  Dreyfus U.S. Government Securities Portfolio
  Dreyfus Small Cap Value Portfolio
Subadvised by Montgomery Asset
Management, LLC
  Endeavor Select 50 Portfolio
Subadvised by Massachusetts Financial
Services Company
  Endeavor High Yield Portfolio

WRL SERIES FUND, INC.
---------------------
Subadvised by Janus Capital Corporation
   WRL Growth

The assets of each portfolio are held separate from the assets of the other portfolios, and each portfolio has its own distinct investment objectives and policies. Each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The general public may not purchase these underlying funds. The investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or manager that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those of the underlying funds.

More detailed information, including an explanation of the portfolio's investment objectives, may be found in the underlying funds' current prospectuses, which are attached to this prospectus. You should read the prospectuses for each of the underlying funds carefully before you invest.

PFL may from time to time receive revenue or fees from the underlying funds or their advisers or subadvisers for administrative, transfer agency, information and other services. The amount of the fees, if any, may be based on the amount of assets that PFL or the variable account invests in the underlying funds.

Addition, Deletion, or Substitution of Investments.   PFL cannot and does not
--------------------------------------------------
guarantee that any of the portfolios will always be available for premium payments, allocations, or transfers. PFL retains the right, subject to any applicable law, to make certain changes in the variable account and its investments. PFL reserves the right to eliminate the shares of any portfolio held by a subaccount. PFL also reserves the right to substitute shares of another portfolio of the funds, or of another registered open-end management investment company, for the shares of any portfolio, IF:

 . the shares of the portfolio are no longer available for investment; or . in PFL's judgment, investment in any portfolio would be inappropriate in view of the purposes of the variable account.

To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the SEC's prior approval. Nothing contained herein shall prevent the variable account from purchasing other securities for other series or classes of variable insurance policies, or from effecting an exchange between series or classes of variable insurance policies on the basis of requests that you make.

New subaccounts may be established when, in PFL's sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing policyowners on a basis PFL determines. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. PFL may also eliminate one or more subaccounts if marketing, tax, investment or other conditions warrant such change, subject to applicable laws and regulations. In the event any subaccount is eliminated, PFL will notify you and request a reallocation of the amounts invested in the eliminated subaccount. If you do not provide such reallocation, PFL will reinvest the amounts invested in the eliminated subaccount in the subaccount that invests in the Endeavor Money Market Portfolio (or in a similar portfolio of money market instruments) or in another subaccount, if appropriate.

In the event of any such substitution or change, PFL may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, the variable account may be:

 . operated as a management company under the 1940 Act or any other form permitted by law;
 . deregistered under the 1940 Act in the event such registration is no longer required; or
 . combined with one or more other separate accounts.

To the extent permitted by applicable law, PFL also may transfer the assets of the variable account associated with the policies to another account or accounts.

The Fixed Account

This prospectus is generally intended to serve as a disclosure document only for the policy and the variable account. For complete details regarding the fixed account, see the policy itself.

Premiums allocated and amounts transferred to the fixed account become part of PFL's general account, which supports insurance and annuity obligations. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts, and PFL has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed account.

The fixed account is made up of all of PFL's general assets, other than those in the variable account or in any other segregated asset account. You may allocate premium payments to the fixed account at the time you make a premium payment or by subsequent transfers from the variable account. Instead of you bearing the investment risk, as is the case for policy value in the variable account, PFL bears the full investment risk for all policy value in the fixed account. Subject to applicable law, PFL has sole discretion to invest the assets of its general account, including the fixed account.

PFL guarantees that it will credit interest to amounts in the fixed account at an effective annual rate of at least 4.0% per year. PFL may credit amounts in the fixed account with interest at a current interest rate in excess of 4.0%. Once declared, PFL will guarantee a current interest rate for at least one year. Transfers out of the fixed account are subject to restrictions on amount and timing. For purposes of crediting interest, the oldest payment or transfer into the fixed account, plus interest allocable to that payment or transfer, will be withdrawn or transferred out first. The next oldest payment, plus interest, will be transferred out next. This is a "first-in, first-out" procedure.

PFL guarantees that at any time prior to the maturity date, the amount in the fixed account allocable to a particular policy:
 . will not be less than the amount of the premium payments allocated or transferred to the fixed account;
 . plus interest at the rate of 4.0% per year;
 . plus any excess interest credited to amounts in the fixed account;
 . less any applicable premium or other taxes allocable to the fixed account; and . less any amounts deducted from the fixed account for charges in connection with partial surrenders or transfers to the variable account, including any contingent deferred sales charges.

PFL will determine the current interest rates in its sole discretion. You bear the risk that the current interest rate will not exceed 4% per year.

Fixed Account Value.   The portion of the cash value allocated to the fixed
-------------------
account (the "fixed account value") will be credited with interest rates, as described below. Because the fixed account value becomes part of PFL's general account, PFL assumes the risk of investment gain or loss on this amount. All assets in the general account are subject to PFL's general liabilities from business operations.

At the end of any valuation period, the fixed account value is equal to:
 . the sum of all net premium payments allocated to the fixed account; plus . any amounts transferred from a subaccount to the fixed account; plus
 . total interest credited to the fixed account; minus
 . any amounts charged to pay for monthly deductions as they are due; minus . any cash withdrawals or surrenders from the fixed account; minus
 . any amounts transferred to a subaccount from the fixed account.

Minimum Guaranteed and Current Interest Rates.   The fixed account value,
---------------------------------------------
including the loan reserve, is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PFL presently credits the fixed account value with current rates in excess of the minimum guarantee but it is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Because PFL anticipates changing the current interest rate, PFL will credit different allocations to and from the fixed account value with different current interest rates.

When PFL declares a higher current interest rate on an allocation to the fixed account, PFL guarantees that interest rate on such allocation for at least one year (the "guarantee period"). IF PFL has transferred the cash value associated with an allocation to the loan reserve, we may apply a different current interest rate to that part of the cash value equal to the loan reserve.

At the end of the guarantee period, PFL reserves the right to declare a new current interest rate on such allocation and accrued interest thereon. The new current interest rate may be a different current interest rate than the current interest rate on new allocations to the fixed account on that date. The rate declared on such allocation and accrued interest thereon at the end of each guarantee period will be guaranteed again for another guarantee period. You assume the risk that interest credited may not exceed the minimum guaranteed rate.

For the purpose of crediting interest, allocations from the fixed account value are accounted for on a first in, first out method when used to provide:
 . cash withdrawal amounts;
 . transfers to the variable account; or
 . monthly deduction charges.

PFL reserves the right to change the method of crediting interest, provided that such changes will not have the effect of reducing the guaranteed annual interest rate below 4% or shorten the guarantee period to less than one year.

Allocations and Withdrawals.   PFL will allocate net premium payments and
---------------------------
transfers to the fixed account on the first valuation date on or following the date PFL receives the payment or transfer request at its administrative office. Any allocation of any net premium received prior to the policy date will take place on the policy date, or the record date, if later.

For transfers from the fixed account to a subaccount, PFL reserves the right to require that transfer requests be in writing and received at the administrative office within 30 days after an anniversary. The amount that you may transfer each policy year is limited to the greater of:

 . 20% of the amount in the fixed account; or . the amount transferred in the prior policy year from the fixed account, unless
  PFL consents otherwise.

No transfer charge will apply to transfers from the fixed account to a subaccount. Amounts may be withdrawn from the fixed account for cash withdrawals and surrenders only upon your written request, and are subject to any applicable signature guarantee requirements.

PFL further reserves the right to defer payment of transfers, cash withdrawals, or surrenders from the fixed account for up to six months. In addition, policy provisions relating to transfers, cash withdrawals or surrenders from the variable account will also apply to fixed account transactions.

POLICY RIGHTS AND BENEFITS

Death Benefit

PFL will pay the death benefit proceeds of a policy to the named beneficiary in accordance with the designated death benefit option:
 . as long as the policy remains in-force; and . when PFL receives due proof of the insured's death.

The amount of the death benefit proceeds payable will be determined at the end of the valuation period during which the insured dies. The proceeds may be paid in a lump sum or under one or more of the settlement options set forth in the policy. PFL guarantees that as long as the policy remains in-force, the death benefit proceeds under either option will never be less than the specified amount of the policy, but the proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. Any additional insurance in-force and any unearned loan interest will increase these proceeds.

You have two death benefit options to choose from.

Death Benefit Option A.   This death benefit is the greater of:
----------------------
 . the specified amount of the policy; or . the applicable percentage (the "corridor percentage") times the cash value on the date of death.

The corridor percentage is 250% for an insured age 40 or below on the anniversary prior to the date of death. For an insured with an attained age over 40 on a anniversary, the percentage declines as shown in the following "Corridor Percentage Table." Accordingly, this death benefit will remain level unless the corridor percentage times the cash value exceeds the specified amount, in which case the amount of the death benefit will vary as the cash value varies.

For purposes of this explanation, assume that the insured's attained age is under 40 and that there is no outstanding indebtedness. Under this death benefit, a policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. Each additional dollar added to cash value above $20,000 will increase the death benefit by $2.50.

Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, however, the cash value multiplied by the corridor percentage is less than the specified amount, the death benefit will equal the specified amount of the policy.


          Corridor Percentage Table
--------------------------------------------------
    Attained Age          Applicable Percentage
-------------------    ---------------------------
40 and under                      250%
-------------------    ---------------------------
41 through 45          250% minus 7% for each age
                               over age 40
-------------------    ---------------------------
46 through 50          215% minus 6% for each age
                               over age 45
-------------------    ---------------------------
51 through 55          185% minus 7% for each age
                               over age 50
-------------------    ---------------------------
56 through 60          150% minus 4% for each age
                               over age 55
-------------------    ---------------------------
61 through 65          130% minus 2% for each age
                               over age 60
-------------------    ---------------------------
66 through 70          120% minus 1% for each age
                               over age 65
-------------------    ---------------------------
71 through 75          115% minus 2% for each age
                               over age 70
-------------------    ---------------------------
76 through 90                     105%
-------------------    ---------------------------
91 through 95          105% minus 1% for each age
                               over age 90
-------------------    ---------------------------

Death Benefit Option B. The death benefit is equal to the greater of:
------------- --------

 . the specified amount plus the cash value of the policy; or . the corridor percentage times the cash value on or prior to the date of death.

The applicable percentage is 250% for an insured age 40 or below on the anniversary prior to the date of death. For insureds with an attained age over 40 on a anniversary, the percentage declines as shown in the "Corridor Percentage Table" above. Accordingly, under this death benefit, the amount of the death benefit will always vary as the cash value varies.

For purposes of this explanation, assume that the insured is under the age of 40 and that there is no outstanding indebtedness. Under this death benefit, a policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, for example, a policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, however, cash value multiplied by the corridor percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the policy.

Choosing Death Benefit Option A or Option B. Assuming the death benefit is not
-------------------------------------------
being determined by reference to the corridor percentage, Death Benefit Option A will provide a specified amount of death benefit which does not vary with changes in cash value. Thus, under Death Benefit Option A, as cash value increases, PFL's net amount at risk under the policy will decline.

In contrast, Death Benefit Option B involves a constant net amount at risk, again assuming that the death benefit is not being determined by reference to the corridor percentage. Therefore, assuming positive investment experience, the deduction for cost of insurance under a policy with Death Benefit Option A will be less than under a corresponding policy with Death Benefit Option B. Because of this, if investment performance is positive, cash value under Death Benefit Option A will increase faster than under Death Benefit Option B, but the total death benefit under Death Benefit Option B will generally be greater.

Death Benefit Option A generally could be considered more suitable for you if your goal is increasing cash values based upon positive investment experience. Death Benefit Option B generally could be considered more suitable for you if your goal is increasing total death benefits.

Individual circumstances and goals should always be carefully considered in choosing the death benefit option.

Change in Specified Amount.   Subject to certain limitations, you may increase
--------------------------
or decrease the specified amount of a policy. PFL reserves the right to limit changes to once each policy year. A change in specified amount may affect the net amount at risk, which may affect your cost of insurance charge. A change in specified amount could also have federal income tax consequences.

Decreases.   Any decrease in the specified amount will become effective on the
---------
monthly anniversary date on or following PFL's receipt of your written request. PFL does not permit you to decrease the specified amount during the first policy year. The specified amount remaining in-force after any decrease may not be less than the minimum specified amount set forth in the policy. If, following the decrease in specified amount, the policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet these requirements. A decrease in the specified amount will be applied against increases in the specified amount in the reverse order from which the increases occurred.

Increases.  You must submit a written application to PFL to increase the
---------
specified amount. PFL will also require you to submit additional evidence of insurability. PFL reserves the right to decline any increase request. Any increase will become effective on the effective date shown on an endorsement to the policy. The effective date of the increase will be the monthly anniversary on or following written approval of the increase by PFL. No increase in the specified amount will be permitted during the first policy year nor on or after the insured's attained age of 86. An increase need not be accompanied by an additional premium, but there must be sufficient net surrender value to cover the next monthly deduction after the increase becomes effective.

Change in Death Benefit Option.   Generally once each policy year after the
------------------------------
third policy year, you may change the death benefit option in effect by sending PFL a written request for change. A change in death benefit option may have federal income tax consequences.

Under PFL's current rules, no change may be made if it would result in a specified amount less than the minimum specified amount set forth in the policy. The effective date of any change will be the monthly anniversary on or following receipt of the request. No charges will be imposed for making a change in death benefit option.

If the death benefit option is changed from Death Benefit Option B to Death Benefit Option A, the specified amount will be increased by an amount equal to the policy's cash value on the effective date of change. If the death benefit option is changed from Death Benefit Option A to Death Benefit Option B, the specified amount will be decreased by an amount equal to the cash value on the effective date of the change.

Corridor Percentage.   If, pursuant to requirements of the Internal Revenue Code
-------------------
of 1986, as amended, the death benefit under a policy is determined by reference to the corridor percentages discussed above, the policy is described as "in the
corridor."   An increase in the cash value of the policy will increase the net amount at risk assumed by PFL, and consequently, increase the cost of insurance deducted from the cash value of the policy.

Insurance Protection.   As insurance needs change, you may increase or decrease
--------------------
the pure insurance protection provided by a policy (i.e., the difference between the death benefit and the cash value) in one of several ways. These ways include:

 . increasing or decreasing the specified amount of insurance;
 . changing the level of premium payments; and . making a cash withdrawal from the policy.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

 . A decrease in the specified amount will, subject to the corridor percentage, decrease the insurance protection and the charges under the policy without reducing the cash value.

 . Under Death Benefit Option A, an increased level of premium payments will also reduce the pure insurance protection, until the corridor percentage times the cash value exceeds the specified amount. Furthermore, increased premiums should increase the amount of funds available to keep the policy in-force.

 . A cash withdrawal will reduce the death benefit. However, it has no effect on the amount of pure insurance protection and charges under the policy, unless the death benefit payable is governed by the corridor percentages.

 . An increase in the specified amount may increase the amount of pure insurance protection, depending on the amount of cash value and the resultant corridor percentage. If the insurance protection is increased, the policy charges generally will increase as well.

 . A reduced level of premium payments also generally increases the amount of pure insurance protection under Death Benefit Option A, or maintains the same amount of pure insurance protection under Death Benefit Option B, again depending on the corridor percentage. Furthermore, a reduced level of premium payments results in a reduced amount of cash value and increases the possibility that the policy will lapse.

Increases or decreases in a policy's insurance protection may have adverse federal income tax consequences.

How Death Benefits May Vary in Amount.   As long as the policy remains in-force,
-------------------------------------
PFL guarantees that the death benefit will never be less than the specified amount of the policy. Any outstanding indebtedness and any due and unpaid charges will reduce these proceeds. The death benefit may, however, vary with the policy's cash value. Under Death Benefit Option A, the death benefit will only vary when the cash value multiplied by the corridor percentage exceeds the specified amount of the policy. Under Death Benefit Option B, the death benefit will always vary with the cash value because the death benefit equals either the specified amount plus the cash value or the corridor percentage times the cash value.

How the Duration of the Policy May Vary.   The duration of the policy depends
---------------------------------------
upon the net surrender value. The policy will remain in-force until maturity so long as the net surrender value is sufficient to pay the monthly deduction. Where net surrender value is insufficient to pay the monthly deduction, and a grace period expires without your adequate payment, the policy will lapse and terminate without value, except as provided for with respect to death benefit guarantees.

Cash Value

At the end of any valuation period, the cash value of the policy is equal to the sum of the subaccount values plus the fixed account value. There is no guaranteed minimum cash value.

Net Surrender Value.   You may surrender the policy and receive the policy's net
-------------------
surrender value at any time. The net surrender value as of any date is equal to:
 . the cash value as of such date; minus
 . any surrender charge as of such date; minus
 . any outstanding policy loan; plus
 . any unearned loan interest.

Determination of Values in the Variable Account.   On the policy date, the
-----------------------------------------------
policy's value in a subaccount will equal the portion of any net premium allocated to the subaccount reduced by the portion of the first monthly deduction allocated to that subaccount. Thereafter, on each valuation date, the policy's value in a subaccount will equal:

 . the policy's value in the subaccount on the preceding valuation date, multiplied by the experience factor for the current valuation period; plus
 . any net premium payments received during the current valuation period which are allocated to the subaccount; plus
 . all values transferred to the subaccount from the loan reserve, from the fixed account or from another subaccount during the current valuation period; minus
 . all values transferred from the subaccount to the loan reserve, to the fixed account or to another subaccount during the current valuation period; minus
 . all cash withdrawals from the subaccount during the current valuation period;
  minus
 . the portion of the monthly deduction allocated to the subaccount during the current valuation period.

The policy's total value in the variable account equals the sum of the policy's value in each subaccount. A policy's cash value cannot be predetermined because the cash value is dependent upon a number of variables, including the investment experience of the chosen subaccounts, the frequency and amount of premium payments, transfers and surrenders, and charges assessed in connection with the policy.

The Experience Factor.   The experience factor measures investment experience
---------------------
during a valuation period. Each subaccount has its own distinct experience factor. A subaccount's experience factor for a valuation period is:

 . the net asset value for each share of the corresponding portfolio at the end of the current valuation period;
 . increased by the amount per portfolio share of any dividend or capital gain distribution declared by the portfolio during the current valuation period; and
 . decreased by a charge for any applicable taxes.

The total is then divided by the net asset value per portfolio share at the end of the preceding valuation period. A charge equal to the variable account asset charges is then subtracted.

Transfers

Cash value may be transferred among the subaccounts or from the subaccounts to the fixed account. Transfers may also be made from the fixed account to the subaccounts, subject to certain restrictions. The minimum amount that may be transferred is $100, or the entire subaccount value if less.

The amount of cash value available for transfer from any subaccount, or the fixed account, is determined at the end of the valuation period during which PFL receives the transfer request at the administrative office. The net asset value for each share of the corresponding portfolio of any subaccount is determined, once daily, as of the close of the regular business session of the New York Stock Exchange, which coincides with the end of each valuation period.

Any transfer request received after the close of business at the New York Stock Exchange will be processed using the net asset value for each share of the applicable portfolio determined as of the next day the New York Stock Exchange is open for business.

You may make transfer requests in writing or by telephone. Written requests must be in a form acceptable to PFL. You may make telephone transfers upon request without previously authorizing telephone transfers in writing. If, for any reason, you do not want the ability to make transfers by telephone, you should provide written notice to PFL at its administrative office. All telephone transfers should be made by calling PFL toll-free at 1-800-525-6205.

PFL will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions. You will bear the risk of any such loss. PFL will employ reasonable procedures to confirm that telephone instructions are genuine. If PFL does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include (among others):

 . requiring forms of personal identification prior to acting upon such telephone instructions;
 . providing written confirmation of your transactions; and/or
 . tape recording of telephone instructions received from you.

PFL reserves the right to limit transfers to 12 in any policy year. PFL may revoke or modify the transfer privilege. PFL will effect transfers and determine all values in connection with transfers at the end of the valuation period during which it receives the transfer request at the administrative office.

Although PFL does not currently impose a charge for any transfers, PFL reserves the right to impose a $25 charge for each transfer after the first twelve transfers during any policy year.

Policy Loans

After the first policy year and so long as the policy remains in-force, you may borrow money from PFL using the policy as the only security for the loan. The maximum amount that may be borrowed is 90% of the cash value, less any surrender charge and any already outstanding policy loan. PFL reserves the right to limit the amount of any policy loan to at least $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part before the maturity date of the policy and while the policy is in-force. A loan that is taken from, or secured by, a policy may have federal income tax consequences.

PFL will withdraw an amount equal to the loan plus interest in advance until the next anniversary from the account or accounts specified and transfer it to the loan reserve until you repay the loan. If no account is specified, PFL will withdraw the loan amount from each account in the same manner as the current premium allocation instructions.

PFL will normally pay the loan within seven days after it receives your request. You must make such request in a manner permitted by PFL. PFL may postpone loans under certain conditions.

At each anniversary, PFL will compare the amount of the outstanding loan (including any unpaid interest since the prior anniversary) to the amount in the loan reserve. PFL will also make this comparison any time you repay all or part of the loan. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, PFL will withdraw the difference from the accounts and transfer it to the loan reserve in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, PFL will withdraw the difference from the loan reserve and transfer it to the accounts in the same manner as net premiums are allocated.

No charge will be imposed for these transfers.

Interest Rate Charged.   PFL charges interest on policy loans at the rate of 8%
---------------------
payable in advance on each anniversary. Any unpaid interest will be added to the amount of the loan and will become part of the loan and bear interest at the same rate.

Loan Reserve Interest Rate Credited.   The amount transferred to the loan
-----------------------------------
reserve will accrue interest daily at an annual rate of at least 4%. The rate is determined by PFL as authorized by its Board of Directors. The loan reserve interest credited will be transferred to the subaccounts:

 . each anniversary;
 . when a new loan is made;
 . when a loan is partially or fully repaid; and . when an amount is needed to meet a monthly deduction.

The amount of interest charged may be more or less than the amount of interest
credited to the loan reserve during any policy year.   The tax consequences of a
policy loan may be uncertain. You should consult a tax adviser before taking out a policy loan.

Effect of Policy Loans.  The death benefit and net surrender value under the
----------------------
policy are reduced by the amount of the loan. Repayment of the loan causes the death benefit and net surrender value to increase by the amount of the repayment.

As long as a loan is outstanding, PFL holds an amount equal to the loan plus unpaid interest in the loan reserve. This amount will not be affected by the variable account's investment performance. Amounts transferred from the variable account to the loan reserve will affect the variable account value because such amounts will be credited with an interest rate PFL declares, rather than a rate of return reflecting the investment performance of the variable account.

There are risks involved in taking a policy loan.  These risks may include:
 . the potential for a policy to lapse if projected earnings (taking into account outstanding loans) are not achieved; and . adverse tax consequences, which may occur if a policy lapses with loans outstanding.

Indebtedness.   Indebtedness equals the total of all policy loans less any
------------
unearned loan interest on the loans. If indebtedness is greater than the cash value less any applicable surrender charge, PFL will notify you and any assignee of record. If PFL does not receive a sufficient payment equal to excess indebtedness within 61 days from the date notice is sent, the policy will lapse and terminate without value. The policy, however, may later be reinstated.

Repayment of Indebtedness.   Indebtedness may be repaid any time before the
-------------------------
maturity date of the policy and while the policy is in-force. Payments you make while there is indebtedness will be treated as premium payments unless you indicate that the payment should be treated as a loan repayment. If not repaid, PFL may deduct indebtedness from any amount payable under the policy. As indebtedness is repaid, PFL will transfer the policy's value in the loan reserve securing the indebtedness repaid from the loan reserve to the accounts in the same manner as net premiums are allocated. PFL will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Surrender and Cash Withdrawal Privileges

At any time before the earlier of the insured's death or the maturity date, you may totally surrender or, after the first policy year, make a cash withdrawal from the policy by sending a written request to PFL. The amount available for surrender is the net surrender value at the end of the valuation period during which PFL receives the surrender request at the administrative office. The net surrender value is equal to the cash value less indebtedness and less any surrender charge.

PFL will generally pay surrenders from the variable account within seven days of receipt of the written request. PFL may postpone payments under certain circumstances. Additional restrictions may be applied to surrenders from the fixed account.

For your protection, PFL will require signature guarantees for:
 . all requests for cash withdrawals or total surrenders of more than $50,000; or . withdrawal or surrender proceeds PFL sends to an address other than the address of record.

All required signature guarantees must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution (such as, banks, broker-dealers, credit unions, and savings associations). If the policyowner is a corporation, partnership, trust or fiduciary, PFL will require evidence of the authority of the person seeking redemption before the request for withdrawal is accepted (including withdrawals under $50,000).

A cash withdrawal or total surrender may have federal income tax consequences.

Total Surrenders.   If you surrender the policy, you must return the policy
----------------
itself to PFL along with the request. You may elect to have the amount paid in a lump sum or under a settlement option.

Cash Withdrawals.   For a cash withdrawal, the amount withdrawn must be at least
----------------
$500 and must not cause the net surrender value after the cash withdrawal to be less than $500. The amount paid will be deducted from the policy's cash value at the end of the valuation period during which the request is received. A charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the amounts withdrawn from the policy, and the balance will be paid to you. The amount will be deducted from the accounts in the same manner as the current premium allocation instructions unless you direct us otherwise. You may make a cash withdrawal free of surrender charge only once each policy year.

Cash withdrawals will affect both the policy's cash value and the death benefit payable under the policy. The policy's cash value will be reduced by the amount of the cash withdrawal. Moreover, the death benefit proceeds payable under a policy will generally be reduced by at least the amount of the cash withdrawal.

When Death Benefit Option A is in effect, the specified amount will be reduced by the cash withdrawal. No cash withdrawal will be permitted which would result in a specified amount lower than the minimum specified amount set forth in the policy or would deny the policy status as life insurance under the Internal Revenue Code and applicable regulations.

Examination of Policy Privilege ("Free-Look")

You may cancel the policy within the latest of:
 . 10 days after you receive it;
 . 10 days after PFL mails or delivers a written notice of withdrawal right to you; or
 . within 45 days after signing the application.

Certain states require a free-look period longer than 10 days. In such states, PFL will comply with the specific requirements of those states. You should mail or deliver the policy to either PFL or the agent who sold it. If the policy is cancelled in a timely fashion, PFL will pay a refund to you. The refund will equal:

 . the difference between the premiums paid and the amounts allocated to any accounts under the policy; plus
 . the total amount of monthly deductions made and any other charges imposed on amounts allocated to the accounts; plus

 . the value of amounts allocated to the accounts on the date PFL or its agent receives the returned policy.

If state law prohibits the calculation above, the refund will equal the total of all premiums paid for the policy.

Benefits at Maturity

If the insured is living and the policy is in-force, the policy will mature on the anniversary nearest the insured's 100th birthday. PFL will pay the net surrender value of the policy on the maturity date.

Payment of Policy Benefits

PFL will ordinarily pay death benefits under the policy within seven days after PFL receives due proof of death, and verifies the validity of the claim. PFL will ordinarily pay other benefits within seven days of receipt of a proper written request (including an election as to tax withholding). PFL may postpone payments in certain circumstances. You may decide the form in which the benefits will be paid. During the insured's lifetime, you may arrange for the death benefits to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the policy is surrendered or matures. If no election is made, PFL will pay the benefits in a lump sum.

Settlement Options.  Subject to your prior election, you and your beneficiary
------------------
may elect to have benefits paid in a lump sum or in accordance with a variety of settlement options offered under the policy. You may not apply proceeds of less than $1,000 under any settlement option. PFL may change the payment frequency if payments under an option become less than $20. Once a settlement option is in effect, there will no longer be value in the variable account or the fixed account. The effective date of a settlement provision will be either the date of surrender or the date of the insured's death. PFL may make other settlement options available on the fixed account in the future. For additional information concerning these options, see the policy itself.

Option 1--Interest payments.   PFL will pay the interest on the proceeds at
intervals and for a period you choose and PFL approves. You may withdraw the proceeds in amounts of at least $100. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method PFL approves.

Option 2--Payments for a Fixed Period.   PFL will pay the proceeds plus interest
in equal monthly installments for the period you choose until the fund has been paid in full. The period you choose may not exceed 30 years.

Option 3--Life Income.   PFL will pay the proceeds in equal installments for the
guaranteed payment period you elect and continue for the life of the person on whose life the option is based. Such installments will be payable:

 . during the lifetime of the payee;
 . during a fixed period certain and for the remaining lifetime of the payee; or . until the sum of installments paid equals the proceeds applied and for the remaining life of the payee.

Guaranteed payment periods may be elected for 10 or 20 years, or the period in which the total payments are sufficient to refund the total proceeds applied.

Option 4--Payments of a Specified Amount.   PFL will pay the proceeds and
interest monthly in a specified amount until all proceeds and interest are paid in full.

Option 5--Joint and Survivor Life Income.   PFL will pay the proceeds during the
joint lifetime of two persons and continue upon the death of the first payee for the remaining lifetime of the survivor.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

Individuals wishing to purchase a policy must send a completed application to PFL, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The minimum specified amount of a policy is generally $50,000.

Policies will generally be issued only to insureds 85 years of age or under who supply satisfactory evidence of insurability. PFL may, however, at its sole discretion, issue a policy to an individual over age 85. You must satisfy PFL's underwriting rules. PFL reserves the right to reject an application for any reason permitted by law.

Temporary Insurance Coverage

You must pay the full initial premium indicated on the application on or before the date on which PFL delivers the policy to you. If you do not submit the full initial premium with the application, insurance under a policy will not take effect:

 . until a policy is delivered and you pay the full initial premium while the person to be insured is living; and
 . unless information in the application continues to be true and complete, without material change, as of the time you pay the initial premium.

Temporary insurance coverage is provided subject to the following conditions:
 . you pay the full initial premium with the application; and . PFL determines that on the date the application is signed and submitted with the initial payment, the proposed insured and all additional insureds proposed for coverage met underwriting rules and standards for insurance, for the amount and plan applied for in the application.

The insurance protection you apply for will take effect on the later of the date of the application, or the date any required medical tests and examinations are completed. Insurance coverage is subject to the limits of liability and is made in accordance with the terms set forth in the policy and in the conditional receipt. The maximum amount of such temporary insurance coverage is:

 . the lesser of the amount applied for or $100,000; minus
 . any amounts payable under other insurance (in-force with PFL) on the life of the proposed insured.

Temporary insurance coverage expires on the earliest of the following dates:
 . the date PFL approves the policy as applied for;
 . at the end of the fraction of a year which the payment bears to the premium required to provide one month of insurance coverage; or . at the beginning of the sixtieth (60th) day following the date of the conditional receipt.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility.  This policy frees you from the requirement that premiums
-------------------
be paid in accordance with a rigid and inflexible premium schedule. PFL may require you to pay an initial premium at least equal to a minimum monthly guarantee premium set forth in the policy. Thereafter, subject to the minimum and maximum premium limitations described below, you may make unscheduled premium payments at any time and in any amount.

Planned Periodic Premiums.   You will determine a planned periodic premium
-------------------------
schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. However, you are not required to pay premiums in accordance with this schedule. Furthermore, you have considerable flexibility to alter the amount, frequency, and the time period over which you pay planned periodic premiums.

The payment of all planned periodic premiums will not guarantee that the policy remains in-force. The duration of the policy depends upon the policy's net surrender value. Thus, even if you pay planned periodic premiums, the policy will nonetheless lapse any time net surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. However, during the first three policy years, the policy will remain in-force and no grace period will begin provided:

 . you have not increased the specified amount; and

 . the total of the premiums received equals at least the minimum monthly guarantee premium specified in the policy, times the number of months since the policy date, including the current month.

Premium Limitations.   In no event may the total of all premiums paid, both
-------------------
scheduled and unscheduled, exceed the current maximum premium limitations according to federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, PFL will only accept that portion of the premium which will make total premiums equal the maximum. PFL will return any part of the premium in excess of that amount and will not accept further premiums until allowed by the current maximum premium limitations set forth in the policy.

Every premium payment, whether scheduled or unscheduled, must be at least the minimum payment amount required. The minimum payment amount is $50. Premium payments less than this minimum amount may be returned to you.

Payment of Premiums.   While a policy loan is outstanding, PFL will treat your
-------------------
payments as a premium payment unless clearly marked as loan repayments.

As an accommodation to you, PFL will accept transmittal of initial and subsequent premiums of at least $1,000 by wire transfer. For an initial premium, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission ("fax") of a completed application. An initial premium of $2,000 or more accepted via wire transfer with fax will be invested the business day following receipt. PFL will keep an initial premium made by wire transfer not accompanied by a simultaneous fax, or accompanied by a fax of an incomplete application, for a period of time. During this time, PFL will attempt to obtain the fax or complete the essential information required to establish the policy. PFL will allocate the initial premium the business day after receipt of the fax or information necessary to complete the application.

IF:
 . PFL later receives the application with original signature; and . the allocation instructions in that application, for any reason, are inconsistent with those previously designated on the fax,
THEN:
 . PFL will reallocate the initial premium (in accordance with the allocation instructions in the application with original signature) at the unit value next determined after receipt of such application.

If you wish to make payments via bank wire, you should instruct your bank to wire federal funds as follows:

First National Bank of Maryland
ABA# 052000113
For credit to: PFL Life
Account #: 1838816-2
Policyowner's Name:
Policy Number:
Attention: Operational Accounting

Allocation of Premiums and Cash Value

Net Premiums.  The net premium equals the premium paid less the premium expense
------------
charges (if any).

Allocation of Net Premiums.  You can allocate net premiums to one or more of the
--------------------------
subaccounts, to the fixed account, or to a combination of both.

IF:
 . you pay a premium payment of $2,000 or more when you submit the application,
THEN:
 . PFL will initially allocate the net premium to the subaccount that invests exclusively in shares of the Money Market Portfolio and will reallocate it on the first valuation date on or following the record date in accordance with the directions in the application.

In such instances, the policy date will ordinarily be the date PFL receives the premium payment.

IF:
 . you pay a premium payment of less than $2,000 when you submit the application,

THEN:
 . PFL will allocate the net premium on the first valuation date on or following the record date in accordance with the directions in the application.

In such instances, both the record date and the policy date will ordinarily be the date the policy goes in-force.

Insurance coverage under the policy and associated monthly deductions begin on the policy date. In either case, the record date of the policy will be the date on which the policy is recorded on PFL's books as an in-force policy. PFL will allocate net premiums to the accounts on the first valuation date on or following the record date in accordance with the directions in the application.

PFL will allocate net premiums paid after the record date in accordance with your instructions in the application. The minimum percentage of each premium that may be allocated to any account is 10% and percentages must be in whole numbers. You may change the allocation of future net premiums at any time by providing PFL with written notification. PFL reserves the right to limit the number of changes of the allocation of net premiums to one per year. Investment returns from the amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and you bear the entire investment risk for these amounts.

Policy Lapse and Reinstatement

Lapse.  Even if you pay all of the planned periodic premiums, your policy may
-----
still lapse. Similarly, the failure to make a planned periodic premium payment will not itself cause the policy to lapse. Lapse will only occur where net surrender value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment. If net surrender value is insufficient to cover the monthly deduction, you must (except as noted below) pay during the grace period a payment at least sufficient to provide a net premium to cover the sum of the monthly deductions due within the grace period. During the first three policy years, the policy will not lapse and no grace period will begin provided:

 . you have not increased the specified amount; and

 . the total of the premiums you pay (minus any withdrawals and outstanding loans) equals or exceeds the minimum monthly guarantee premium shown in the policy, times the number of months since the policy date, including the current month.

If net surrender value is insufficient to cover the monthly deduction, PFL will notify you and any assignee of record of the minimum payment needed to keep the policy in-force. You will then have a grace period of 61 days, measured from the date notice is sent to you, for PFL to receive sufficient payments.

If PFL does not receive a sufficient payment within the grace period, the policy will lapse. If PFL receives a sufficient payment during the grace period, any resulting net premium will be allocated among the accounts, and any monthly deductions due will be charged to such accounts in accordance with your then current premium allocation instructions.

If the insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit proceeds immediately prior to the commencement of the grace period, reduced by any due and unpaid charges.

Reinstatement.   You may reinstate a lapsed policy any time within five years
-------------
after the date of lapse and before the maturity date by submitting the following items to PFL:
 . your written request for reinstatement
 . evidence of insurability satisfactory to PFL; and . a premium that, after the deduction of premium expense charges, is large enough to cover:
  (a)  one monthly deduction at the time of termination;
  (b) the next two monthly deductions which will become due after the time of reinstatement; and
  (c) any surrender charge (as described on p.34) as of the date of reinstatement.

PFL reserves the right to decline a reinstatement request. Any indebtedness on the date of lapse will not be reinstated. The cash value of the loan reserve on the date of reinstatement will be zero. The amount of net surrender value on the date of reinstatement will be equal to the net premiums paid at reinstatement, less the amounts paid in accordance with (a) and
(c) above.

The effective date of reinstatement will be the first monthly anniversary on or next following the date PFL approves the application for reinstatement.

CHARGES AND DEDUCTIONS

PFL will deduct charges from the policy to compensate PFL for:
 . providing the insurance benefits set forth in the policy and any optional insurance benefits added by rider;
 . administering the policy;
 . assuming certain risks in connection with the policy; and . incurring expenses in distributing the policy.

Premium Expense Charges

Prior to allocation of net premiums among the accounts, premiums paid will be reduced by a 5.0% premium expense charge consisting of a sales charge and a charge for premium taxes.

Sales Charge.   A sales charge equal to 2.5% of the premiums paid will be
------------
deducted to partially compensate PFL for distribution expenses incurred in connection with the policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The sales charge in any policy year is not necessarily related to actual distribution expenses incurred in that year. PFL expects to incur the majority of distribution expenses in the first policy year and to recover any deficiency over the life of the policy and from PFL's general account. The general account may include profits, if any, derived from the mortality and expense risk or cost of insurance charges collected under the policy.

Premium Taxes.   Various states and subdivisions impose a tax on premiums
-------------
received by insurance companies. Premium tax rates vary from state to state from a range of 0.5% to 3.5%. Regardless of the actual rate assessed by a particular state, PFL will deduct an amount equal to 2.5% of each premium payment to compensate PFL for paying this tax.

Contingent Surrender Charges

If you surrender your policy (or PFL applies the net surrender value under a settlement option) prior to the end of the fifteenth (15th) policy year, PFL will deduct a surrender charge for the initial specified amount from the policy's cash value. This surrender charge consists of :

 . an administrative component (deferred issue charge); plus
 . a sales component (deferred sales charge).

The surrender charge may be significant. You should calculate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in net surrender value not being available if you surrender your policy in the first few policy years. This will depend on a number of factors, but is more likely if:

 . you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your policy; or . investment performance is low.

Deferred Issue Charge.   The deferred issue charge is a charge per thousand of
---------------------
initial specified amount. This charge varies by issue age, the length of time the policy is in effect, and the sex of the insured. The maximum initial charge is $5.00 per thousand of initial specified amount in year 1 (it is lower for males age 76 and older), and decreases to $0.00 in years 15 and later for all insureds.

This charge assists PFL in recovering the underwriting, processing and start-up expenses incurred in connection with the policy and the variable account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability, and establishing policy records. A surrender charge consisting only of a deferred issue charge applies prior to the 15th policy year to the amount of any increase in the specified amount.

Deferred Sales Charge.   The deferred sales charge is:
---------------------

 . X% of the sum of all premiums paid up to the guideline premium shown in the policy, plus
 . Y% of the sum of all premiums paid in excess of the first guideline premium
  ("excess premium charge").

X and Y vary by:
 . the issue age;
 . the length of time the policy is in effect; and
 . sex of the insured as shown in Appendix I of the policy.

For the first 10 years, X equals 26.5% for males under age 64 at issue, and for females under age 71 at issue. For the first 10 years, Y equals 4.2% for males under age 56 at issue and for females under age 63. The percentages decline at older ages and policy years. There is no surrender charge in the 15th policy year and thereafter.

The deferred sales charge assists PFL in recovering distribution expenses incurred in connection with the policy, including agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The proceeds of the charge may not be sufficient to cover these expenses. To the extent they are not, PFL will cover the shortfall from its general account assets.

The total surrender charge on any date other than an anniversary will be interpolated between the two end of year charges.

Example 1--Assume a male insured purchases the policy when age 55 for $100,000 of specified amount. He pay the guideline premium of $3,237, and an additional premium amount of $763 in excess of the guideline premium, for a total premium of $4,000 per year for four years ($16,000 total for four years). He then surrenders the policy. The surrender charge would be calculated as follows:

 .  Deferred Issue Charge--              =    $  500.00
   [100 X $5.00]
   ($5.00/$1,000 of initial
   specified amount)
 .  Deferred Sales Charge--
   (1)  26.5% of guideline premium
   paid [26.5% X $3,237], and           =    $  857.81
   (2)  4.2% of premiums paid
   in excess of guideline premium
   [4.2% X $12,763]                     =    $  536.05
 .  Applicable Surrender Charge
   [(a)$500.00 +
   (b)($857.81 + $536.05)]
   Surrender Charge =
                                        =   ==========
   $500.00 + $1,398.86                       $1,893.86
                                             =========

Example 2--Assume the same facts as in Example 1, except he pays premiums for 14 years and surrenders the policy on the 14th anniversary:

 .  Deferred Issue Charge--              =      $100.00
       [100 X $1.00]
 .  Deferred Sales Charge:
   (1)      [5.3% X $3,237], and        =      $171.56
   (2)      [.84% X $52,763]            =      $443.21
 .  Applicable Surrender Charge:
   [(a)$100.00 +
   (b)($171.56 + $443.21)]
   Surrender Charge =
   $100.00 +$614.77                     =      $714.77
                                               =======

If you wait until the 15th anniversary or after, there will be no surrender charge.

Deferred Issue Charge on Increases.   During the 15 policy years following each
----------------------------------
increase in specified amount, you will pay an additional surrender charge when you surrender the policy. This charge is calculated by multiplying the amount of the increase in specified amount (in thousands) by the applicable deferred issue charge shown in the policy, with policy years commencing on the date of the increase.

Free Withdrawal Amount.   PFL waives the deferred sales charge portion of the
----------------------
surrender charge after the first policy year, on the first withdrawal each year that does not exceed 10% of the cash value on the date of the withdrawal.

Monthly Deductions

PFL will deduct charges monthly from the cash value of each policy ("monthly deduction") to compensate PFL for certain administrative costs, the cost of insurance, and optional benefits added by rider. PFL will deduct the monthly deduction on each monthly anniversary and will allocate it among the accounts on the same basis as net premiums are allocated. If the value of any account is insufficient to pay its part of the monthly deduction, the monthly deduction will be taken on a pro rata basis from all accounts. Because portions of the monthly deduction, such as the cost of insurance, can vary from month-to-month, the monthly deduction itself will vary in amount from month-to-month.

Cost of Insurance.   PFL will deduct a charge for the cost of insurance as a
-----------------
monthly deduction. PFL will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rates by the net amount at risk for each policy month. The net amount at risk for a policy month is:

 . the death benefit at the beginning of the policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

 . the cash value at the beginning of the policy month.

An increase in the specified amount of a policy will result in a greater net amount at risk. Therefore, the cost of insurance deduction will increase.

Cost of insurance rates will be based on the sex and attained age of the insured, and the length of time a policy has been in-force. The actual monthly cost of insurance rates will be based on PFL's expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the insured's sex and attained age. PFL also may guarantee that actual cost of insurance rates will not be changed for a specified period of time (e.g., one year). Any change in the cost of insurance rates will apply to all insureds of the same age and sex whose policies have been in-force for the same length of time.

The policies offered by this prospectus are based on mortality tables that distinguish between men and women. As a result, the policy may pay different benefits to, and may have different cost of insurance charges for, men and women of the same age except where prohibited by state law or regulation.

PFL may also issue certain policies on a simplified or expedited basis to certain categories of individuals (for example, policies issued at a predetermined specified amount or underwritten on a group basis). Policies issued on this basis will have guaranteed cost of insurance rates no higher than the 1980 CSO table specified in the policy. However, due to the special underwriting criteria established for these issues, actual rates may be higher or lower than the current cost of insurance rates charged under otherwise identical policies that are underwritten using standard underwriting criteria.

Monthly Administration Charge.   PFL has primary responsibility for the
-----------------------------
administration of the policy and the variable account. Annual administrative expenses include recordkeeping, processing death benefit claims, policy changes, reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each policy and the variable account, PFL assesses a monthly administration charge from each policy. This charge is currently $5.00 per policy month and will not be increased.

Substandard Premium Class Rating Charges.   PFL will deduct charges for a
----------------------------------------
substandard premium class rating from the policy as monthly deductions.

Optional Cash Value Charges.   PFL will deduct cash value charges for any
---------------------------
optional insurance benefits added to the policy by rider from the policy as monthly deductions.

Transaction Charges

Cash Value Transfers.   PFL reserves the right to impose a transfer charge of
--------------------
$25 for each transfer following the first twelve transfers made during any policy year. However, PFL does not currently impose a charge for transfers, regardless of the number made.

Cash Withdrawals.   PFL will deduct a charge equal to the lesser of $25 or 2% of
----------------
the amount withdrawn from amounts withdrawn from the policy and will pay the balance to you. This charge will not be increased.

Variable Account Asset (Daily) Charges

PFL will deduct certain charges as a percentage of the value of the net assets of the variable account on a daily basis to compensate it for certain expenses incurred and risks assumed in connection with the policy.

These charges are for administrative expenses, mortality and expense risks, distribution financing costs, and certain federal income tax expenses (referred to as "deferred acquisition cost" taxes). PFL imposes the charges for distribution financing and deferred acquisition costs only during the first ten policy years. PFL imposes the other charges throughout the life of the policy. These charges are deducted on a daily basis, but the following chart summarizes these charges as annual percentages of the daily net assets of the variable account.

All Policy Years
 Mortality & Expense Risks................     .90%
 Administrative Expenses  ................     .40%
                                              ----
 SUBTOTAL, all Policy years:..............    1.30%

First Ten Policy Years only
 Distribution financing  .................     .50%
 Deferred Acquisition Costs  .............     .10%
                                              ----
 SUBTOTAL, additional first ten years:....     .60%
                                              ----
 TOTAL, First ten Policy years:  .........    1.90%

These variable account asset charges are not deducted from the fixed account.

Each of the daily variable account asset charges is described below.

Administrative Expenses.   The daily charge for administrative expenses
-----------------------
compensates PFL for the costs incurred in administering the policies and the variable account, such as the costs of processing applications, premiums, withdrawals, loans, policy changes (such as a change of address, a change in beneficiary or beneficiaries, etc.).

Distribution Financing Charge.   The distribution financing charge, together
-----------------------------
with the deferred sales charge compensates PFL for the costs of distribution and selling the policies (including sales commissions, advertising and marketing, and preparing and printing prospectuses). The deferred sales charge will be reduced by the amount of distribution financing charges previously deducted with respect to that particular policy.

Deferred Acquisition Costs.   In computing its federal income taxes, PFL is
--------------------------
required to "defer" or capitalize certain acquisition costs (rather than taking such costs as a current deduction). The deferred acquisition cost charge compensates PFL for these additional federal income tax expenses related to the policies.

Mortality and Expense Risk Charge.   PFL will deduct a daily charge from the
---------------------------------
variable account at an annual rate of .90% of its average daily net assets. Under PFL's current procedures, these amounts are paid to the general account monthly. PFL may profit from this charge.

The mortality risk assumed by PFL is that insureds may live for a shorter time than projected. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the limits on administrative charges set in the policies. PFL also assumes risks with respect to other contingencies including the incidence of policy loans, which may cause PFL to incur greater costs than anticipated when designing the policies.

Taxes

PFL does not currently deduct a charge from the variable account for federal income taxes that may be attributable to the variable account. PFL may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the variable account may also be made.

Investment Advisory Fee

Because the variable account purchases shares of the funds, the variable account's net assets will reflect the investment advisory fee and other expenses incurred by the funds.

Group or Sponsored Arrangements

Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans, which are qualified under Section 401 of the Internal Revenue Code and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis.

The premium expense charges, contingent surrender charges, minimum premium and minimum specified amount may be different or reduced for policies issued in connection with group or sponsored arrangements. PFL will reduce these charges in accordance with its rules in effect as of the date it approves an application for a policy. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary based on such factors as:

 . the size of the group or sponsored arrangement;
 . its stability as indicated by its term of existence;
 . the purposes for which policies are purchased; and . certain characteristics of its members.

The amount of reduction and the criteria for qualification will reflect the reduced sales effort resulting from sales to qualifying groups and sponsored arrangements.

PFL may waive or reduce the monthly administration charge and the charge for a cash withdrawal when lower administrative costs are incurred for:
 . current and retired directors, officers, full-time employees and agents of PFL and its affiliates;

 . current and retired directors, officers, full-time employees and registered representatives of AFSG Securities Corporation and any broker-dealer which has a sales agreement with AFSG Securities Corporation;

 . any trust, pension, profit-sharing or other employee benefit plan of any of the foregoing persons or entities;
 . current and retired directors, officers and full-time employees of the Funds;
  and
 . any member of a family of any of the foregoing (e.g., spouse, child, sibling, parent-in-law).

PFL may also waive or reduce the premium expense charges, contingent surrender charges, minimum premium and minimum specified amount. PFL reserves the right to modify or terminate this arrangement at any time.

PFL may modify both the amounts of reductions and the criteria for qualification. In no event, however, will group or sponsored arrangements established for the sole purpose of purchasing policies, or which have been in existence for less than six months, qualify for such reductions. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners of policies funded by the variable account.

In 1983 the United States Supreme Court held that certain insurance policies, the benefits under which vary based on sex, may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. PFL recommends that any employer proposing to offer the policies to employees under a group or sponsored arrangement consult his or her attorney before doing so.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PFL's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, PFL believes that a policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis and it is not clear whether such a policy will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, PFL may take appropriate steps to bring the policy into compliance with such requirements and PFL reserves the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of policyowners to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While PFL believes that the policy does not give policyowners investment control over variable account assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the variable account assets supporting the policy.

In addition, the Code requires that the investments of the subaccounts be adequately diversified in order for the policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In.General.   PFL believes that the death benefit under a policy should be
-- -------
excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, a policyowner will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a modified endowment contract.

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life
----------------------------
insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premium payments and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policyowner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts.
-------------------------------------------------------------------------
Policies classified as modified endowment contracts are subject to the following tax rules:

 . All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policyowner's investment in the policy only after all gain has been distributed;

 . Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly; and

 . A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary or designated beneficiary.

Distributions Other Than Death Benefits from Policies that are not Modified
---------------------------------------------------------------------------
Endowment Contracts.  Distributions other than death benefits from a policy that
-------------------
is not classified as a modified endowment contract are generally treated first as a recovery of the policyowner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

The tax consequences of loans from or secured by a policy that is not a modified endowment contract may be uncertain. You should consult a tax adviser before taking out a policy loan.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy.  Your investment in the policy is generally your
------------------------
aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loan Interest.  In general, interest on a policy loan will not be
--------------------
deductible.

Multiple Policies.  All modified endowment contracts that are issued by PFL (or
-----------------
its affiliates) to the same policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policyowner's income when a taxable distribution occurs.

Other Policy Owner Tax Matters.  Businesses can use the policy in various
------------------------------
arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

Possible Charges for PFL's Taxes

At the present time, PFL makes no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the policies. PFL reserves the right to charge the subaccounts for any future taxes or economic burden PFL may incur.

GENERAL PROVISIONS

Postponement of Payments

General.   PFL may postpone the payment of any amount from the variable account
-------
upon complete surrender, cash withdrawal, policy loan, or benefits payable at death or maturity whenever:

 . the New York Stock Exchange is closed (other than customary weekend and holiday closing), or trading on the New York Stock Exchange is restricted as determined by the Commission;

 . the Commission by order permits postponement for your protection; or

 . an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the variable account's net assets.

PFL may also postpone transfers under these circumstances. See the fixed account section of this prospectus for restrictions applicable to payments from the fixed account.

Payment by Check.   PFL may delay payments under the policy of any amounts
----------------
derived from premiums paid by check or bank draft until such time as the check or bank draft has cleared your bank.

The Contract

The policy, endorsements, if any, the attached copy of the application and any supplemental applications are the entire contract. Only statements in the application and any supplemental applications can be used to void the policy or defend a claim. The statements are considered representations and not warranties. No policy provision can be waived or changed except by endorsement. Only the President, a Vice President, officer of PFL, or Secretary of PFL can agree to change or waive any provisions of the policy.

Suicide

If the insured, whether sane or insane, commits suicide within two years after the policy date, PFL will pay only the premiums received, less any cash withdrawals and outstanding indebtedness. In the event of lapse of the policy, PFL will measure the suicide period from the effective date of reinstatement. If the insured, while sane or insane, commits suicide within two years after the effective date of any increase in insurance or any reinstatement, PFL's total liability with respect to such increase or reinstatement will be the cost of insurance charges deducted for such increase or reinstatement.

Incontestability

PFL cannot contest the policy as to the initial specified amount after it has been in-force during the lifetime of the insured for two years from the policy date. A new two-year contestability period will apply to each increase in specified amount beginning on the effective date of each such increase, and will apply to statements made in the application for the increase. If the policy is reinstated, a new two-year contestability period (apart from any remaining contestability period) will apply from the date of the application for reinstatement and will apply only to statements made in the application for reinstatement.

Change of Owner or Beneficiary

The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the insured's death. If death benefits become payable under a settlement option and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the benefits payable at the insured's death will be paid to you or your estate. As long as the policy is in-force, you may change the beneficiary or the contract's ownership by written request in a form acceptable to PFL. If you have not reserved the right to change the beneficiary, a written consent of any irrevocable beneficiary will be needed prior to a change in the beneficiary. The policy need not be returned unless requested by PFL. The change will take effect as of the date the request is signed, whether or not the insured is living when PFL receives the request. PFL will not, however, be liable for any payment made or action taken before receipt of the request.

Assignment

You may assign the policy. PFL will not be bound by the assignment until a written copy has been received at its administrative office and will not be liable with respect to any payment made prior to receipt. PFL assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest.

Misstatement of Age or Sex

If the insured's age or sex has been misstated, PFL will adjust the death benefit based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

Reports and Records

PFL will maintain all records relating to the variable account and the fixed account. PFL will mail to you, at your last known address of record, any reports required by any applicable law or regulation.

PFL will send you written confirmation within seven days of the following transactions:
 . unplanned and certain planned premium payments;
 . cash value transfers between accounts;
 . change in death benefit option or specified amount;
 . total surrenders or cash withdrawals; and . policy loans or repayments.

PFL will also send you an annual statement at the end of the policy year. The statement will show for the year, among other things, the month and amount of each:
 . premium payment made;
 . monthly deduction;
 . transfer;
 . cash withdrawal; and
 . policy loan or repayment.

The annual statement will also show policy year-end net surrender value, death benefit and policy loan value, as well as other policy activity during the year.

SAFEKEEPING OF THE
VARIABLE ACCOUNT'S ASSETS

PFL holds the assets of the variable account. PFL maintains records of all purchases and redemptions of fund shares by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued to PFL and its affiliates in the amount of $10 million (subject to a $1 million deductible), covering all the employees of PFL and its affiliates. A stockbrokers blanket bond, issued to AEGON U.S.A., Inc., providing fidelity coverage, covers the activities of registered representatives of AFSG Securities Corporation to a limit of $10,000,000, subject to a $50,000 deductible.

VOTING RIGHTS OF THE
VARIABLE ACCOUNT

PFL will vote all shares of the underlying funds in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Disregard of Voting Instructions.   PFL may, when required by state insurance
--------------------------------
regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as:

 . to cause a change in the sub-classification or investment objective of the fund or one or more of its portfolios; or . to approve or disapprove an investment advisory contract for a portfolio of the fund.

If PFL reasonably disapproves of such changes, it may also disregard voting instructions in favor of changes you initiate in the investment policy or the investment adviser of a portfolio of the fund.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or PFL determined that the change would have an adverse effect on its general account in that the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event PFL does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to you.

STATE REGULATION OF PFL

As a life insurance company organized and operated under Iowa law, PFL is subject to provisions governing such companies and to regulation by the Iowa Commissioner of Insurance.

PFL's books and accounts are subject to review and examination by the Iowa Insurance Department at all times and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once every three years.

PFL intends to reinsure a portion of the risks assumed under the policies.

EXECUTIVE OFFICERS AND DIRECTORS OF PFL

      Name and
  Position(s) /(1)/          Principal Occupation(s)
      With PFL                   Last Five Years
--------------------   -----------------------------------
William L. Busler       Director, Chairman of the Board,
                                  and President
--------------------   -----------------------------------
Larry N. Norman                   Director and
                            Executive Vice President
--------------------   -----------------------------------
Robert J. Kontz                  Vice President
                            and Corporate Controller
--------------------   -----------------------------------
Brenda K. Clancy          Vice President, Treasurer and
                             Chief Financial Officer
--------------------   -----------------------------------
Patrick S. Baird        Director, Senior Vice President,
                           and Chief Operating Officer
--------------------   -----------------------------------
Douglas C. Kolsrud      Director, Senior Vice President,
                          Chief Investment Officer and
                                Corporate Actuary
--------------------   -----------------------------------
Craig D. Vermie             Director, Vice President,
                          Secretary and General Counsel
--------------------   -----------------------------------

_____________________
/(1)/ The principal business address of each person listed is PFL Life Insurance
      Company, 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499, unless otherwise noted.

YEAR 2000 MATTERS

In October, 1996, PFL adopted and presently has in place a Year 2000 Assessment and Planning Project (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compatible. The Plan provides for a management process, which ensures that when a particular system, or software application, is determined to be "non-compliant" the proper steps are in place to either remedy the "non-compliance" or cease using the particular system or software. The Plan also provides that the Chief Information Officer report to the Board of Directors as to the status of the efforts under the Plan on a regular and routine basis. PFL has engaged the services of a third-party provider that specializes in Year 2000 issues to work on the project.

The Plan has four specific objectives: (1) develop an inventory of all applications; (2) evaluate all applications to determine the most prudent manner to move them to Year 2000 compliance, if required; (3) estimate budgets, resources and schedules for the migration of the "affected" applications to Year 2000 compliance; and (4) define testing and deployment requirements to successfully manage validation and re-deployment of any changed code. It is believed that all mission critical systems are Year 2000 compliant as of December 31, 1998, with validation testing to continue through and including June 1999. As of the date of this prospectus, PFL has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

The Year 2000 computer problem, and its resolution, is complex and multifaceted, and the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that the systems or equipment addresses Year 2000 data prior to the Year 2000). Even with appropriate and diligent pursuit of a well-conceived response plan, including testing procedures, there is no certainty that any company will achieve complete success. Further, notwithstanding its efforts or results, PFL's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond its knowledge or control.

DISTRIBUTION OF THE POLICIES

AFSG Securities Corporation (member NASD) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is the principal underwriter of the policies. AFSG Securities Corporation is an affiliate of PFL. AFSG Securities Corporation has entered or will enter into one or more contracts with various broker-dealers for the distribution of the policies. Commissions on policy sales are paid to dealers. Commissions payable to a broker-dealer will be up to 65% of the guideline premium (and 5% of any excess premiums). In addition, certain broker-dealers may receive additional commissions and certain expense allowances based upon the attainment of specific sales volume targets and other factors. Certain broker-dealers may also receive annual continuing fees based on policy values. These commissions are not deducted from premium payments, they are paid by PFL.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain legal matters concerning federal securities laws in connection with the policies. All matters of Iowa law pertaining to the policy, including the validity of the policy and PFL's right to issue the policy under Iowa Insurance Law, have been passed upon by Frank A. Camp, Vice President and Division General Counsel, PFL Life Insurance Company.

LEGAL PROCEEDINGS

There are no legal proceedings to which the variable account is a party or to which the assets of the variable account are subject. PFL, like other life insurance companies, is a defendant in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PFL believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the variable account or PFL.

EXPERTS

The financial statements of PFL as of December 31, 1998 and 1997 and for the three years in the period ended 1998, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, Independent Auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, as set forth in their report thereon appearing elsewhere herein. The financial statements referred to above are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Richard R. Greer as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the variable account, PFL and the policy offered hereby.

Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed. Information about the variable account can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the Commission at 1-800-SEC-0330. In addition, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains other information regarding the variable account.

INFORMATION ABOUT PFL'S FINANCIAL STATEMENTS

PFL's financial statements that are included in this prospectus should be considered only as bearing on PFL's ability to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account.

PFL's financial statements for the years ended December 31, 1998, 1997 and 1996, have been prepared on the basis of statutory accounting principles, rather than generally accepted accounting principles ("GAAP").

There are no financial statements for the variable account because as of the date of this prospectus the variable account had not commenced operations, had no assets or liabilities, and had incurred no expenses.

                                   APPENDIX A

                           PAST INVESTMENT EXPERIENCE

The information provided in this section shows the historical investment experience of the portfolios and assumed investment experiences of the subaccounts based on the historical investment experience of the portfolios. It does not represent or project future investment performance. (The subaccounts are new and therefore do not have actual investment experience).

PFL may advertise the "total return" and the "average return" of the subaccounts and the portfolios. Both total return and average annual return figures are based on historical earnings and are not intended to indicate future performance.

"Total Return" for a portfolio refers to the total income generated by the portfolio minus total portfolio operating expenses plus capital gains or losses, realized or unrealized. "Total Return" for the subaccounts refers to the total income generated by the portfolio less fees and operating expenses and the variable account asset charges. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if the portfolios or subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results. Total Returns and Average Annual Total Returns do not reflect the surrender charge.

Performance information may be compared, in reports and promotional literature, to:

 . the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial
  Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

 . other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

 . the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the subaccount.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

PFL may provide information on various topics of interest to you and prospective policyowners in advertising, sales literature, periodic publications, or other materials. These topics may include:

 . the relationship between sectors of the economy, the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

 . the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles, and hypothetical purchase and investment scenarios;

 . financial management and tax and retirement planning; and

 . investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policies and the characteristics of and market for such financial instruments.

Total return data may be advertised based on the period of time that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies.

Portfolio Performance Data.   The following portfolio performance information
--------------------------
reflects the total income generated by the portfolio minus total portfolio operating expenses plus capital gains and losses, realized or unrealized. It does not reflect the policy or separate account charges.

                 Average Annual Total Return of the Portfolios
                               (through 12/31/98)

                                                                   10 Years*
Portfolio                                  1 Year     5 Years       or Life        Inception
---------                                ----------  ----------   of Portfolio       Date
                                                                 --------------  --------------
Endeavor Asset Allocation...............                                               04/08/91
Endeavor Value Equity...................                                               05/27/93
Endeavor Opportunity Value..............                                               11/18/96
Endeavor Enhanced Index.................                                               05/01/97
Endeavor Select 50......................                                               02/02/98
Endeavor High Yield.....................                                                 N/A
Dreyfus Small Cap Value.................                                               05/04/93
Dreyfus U.S. Government Securities......                                               05/09/94
T. Rowe Price Equity Income.............                                               01/03/95
T. Rowe Price Growth Stock..............                                               01/03/95
T. Rowe Price International Stock.......                                               04/08/91
WRL Growth..............................                                               10/02/86

The annualized yield for the Endeavor Money Market Portfolio for the seven days ending December 31, 1998 was _______%.

Subaccount Performance.   Although as of the date of this prospectus the
subaccounts have not commenced operations and therefore have no performance history, the following performance information of the subaccounts assumes that the subaccounts have been in operation for the same periods as the corresponding portfolio and investing in the corresponding portfolio. It reflects the total income generated by the portfolio minus total portfolio operating expenses, plus capital gains and losses, realized or unrealized, minus the premium charges (5.00%), the monthly administrative charge ($5.00), and variable account asset charges of 1.9% a year for the first 10 years.

                 Average Annual Total Return of the Subaccounts
                               (through 12/31/98)

                                                                  10 Years* or
                                                                     Since         Inception
Portfolio                                  1 Year     5 Years    Inception Date       Date
---------                               ----------  ----------  --------------  --------------
Endeavor Asset Allocation..............
Endeavor Value Equity..................
Endeavor Opportunity Value.............
Endeavor Enhanced Index................
Endeavor Select 50.....................
Endeavor High Yield....................
Dreyfus Small Cap Value................
Dreyfus U.S. Government Securities.....
T. Rowe Price Equity Income............
T. Rowe Price Growth...................
T. Rowe Price International Stock......
WRL Growth.............................

___________________________
* The above subaccount performance figures do not reflect the surrender charge or the cost of insurance charge.

Performance information for any subaccount reflects only the performance of a hypothetical investment in the subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the portfolios.

                                   APPENDIX B

                            ILLUSTRATION OF BENEFITS

The tables in Appendix A illustrate the way in which a policy operates. They show how the death benefit, cash value and net surrender value of a policy issued to an insured of a given age and a given premium could vary over an extended period of time assuming hypothetical gross rates of return equivalent to constant after tax annual rates of 0%, 6% and 12%. The tables illustrate the policy values that would result based on the assumptions that the premium is paid as indicated, that the owner has not requested an increase or decrease in the specified amount of the policy, and that no cash withdrawals or policy loans have been made.

The death benefits, cash values and net surrender values under a policy would be different from those shown if the actual rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above and below those averages for individual policy years. They would also differ if any policy loans were made during the period of time illustrated.

The illustrations on page 37 is based on a policy for an insured who is [a 35 year old male with annual premiums of $2,000, a $165,000 specified amount and death] benefit Option A. The illustrations on that page also assume the guaranteed premium charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The illustrations on page 38 are based on the same factors as those on page A-2, except that premium charges and cost of insurance charges are based on PFL's current rates.

The illustrations on page 39 and 40 are based on the same factors as the foregoing examples, but death benefit Option B is used.

The amounts shown for the death benefits, cash values and net surrender values take into account (1) the premium charge, (2) the daily variable account asset charges of 1.9% for the first 10 years and 1.3% thereafter, of the average net assets of the subaccounts; (3) estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.01% of the average daily net assets of all of the available Portfolios (based on 1998 expense levels); and (4) all applicable monthly deductions. The 1.01% expense level assumes an equal allocation of amounts among the thirteen subaccounts and is based on an average investment advisory fee and 1998 average operating expenses. Taking into account the assumed charges of 2.91%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of (2.91)%, 7.09%, and 9.09%.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the variable account since PFL is not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the variable account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.

The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if an amount equal to the premium were invested to earn interest at 5% per year, compounded annually.

PFL will furnish, upon request, a comparable illustration reflecting the proposed insured's age, sex, risk classification and desired plan features.

                  PFL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

Specified Amount:              $165,000                     Asset Based Charges*:         2.91%/2.31%
Product Type:                  Standard Class Policy        Annual Premium:              $     2,000
Using:                         Guaranteed Mortality         Death Benefit:               Option A



                           Premiums            DEATH BENEFIT                    CASH VALUE               NET SURRENDER VALUE
                         Accumulated   ------------------------------  ----------------------------  ----------------------------
                            at  5%                  Assuming Hypothetical Gross and Net Annual Investment Return of
           End of        ------------  ------------------------------------------------------------------------------------------
           Policy           Gross            0%        6%         12%       0%       6%         12%       0%       6%         12%
            Year             Net         -2.91%     3.09%       9.09%   -2.91%    3.09%       9.09%   -2.91%    3.09%       9.09%
-----------------------  -----------   -------   -------   ---------   ------   ------   ---------            ------   ---------
1                              2,100   165,000   165,000     165,000    1,447    1,548       1,650       92       93         295
2                              4,305   165,000   165,000     165,000    2,835    3,126       3,431    1,256    1,547       1,852
3                              6,620   165,000   165,000     165,000    4,159    4,731       5,351    2,496    3,068       3,688
4                              9,051   165,000   165,000     165,000    5,420    6,360       7,422    3,673    4,613       5,675
5                             11,604   165,000   165,000     165,000    6,615    8,010       9,652    4,784    6,179       7,821
6                             14,284   165,000   165,000     165,000    7,743    9,679      12,055    5,828    7,764      10,140
7                             17,098   165,000   165,000     165,000    8,800   11,363      14,641    6,801    9,364      12,642
8                             20,053   165,000   165,000     165,000    9,788   13,064      17,430    7,705   10,981      15,347
9                             23,156   165,000   165,000     165,000   10,704   14,775      20,436    8,537   12,608      18,269
10                            26,414   165,000   165,000     165,000   11,549   16,498      23,680    9,297   14,247      21,429
11                            29,834   165,000   165,000     165,000   12,396   18,336      27,333   10,528   16,468      25,465
12                            33,426   165,000   165,000     165,000   13,173   20,196      31,306   11,721   18,745      29,855
13                            37,197   165,000   165,000     165,000   13,875   22,075      35,630   12,874   21,074      34,629
14                            41,157   165,000   165,000     165,000   14,503   23,974      40,343   13,986   23,457      39,825
15                            45,315   165,000   165,000     165,000   15,050   25,887      45,481   15,050   25,887      45,481
16                            49,681   165,000   165,000     165,000   15,514   27,812      51,092   15,514   27,812      51,092
17                            54,265   165,000   165,000     165,000   15,883   29,740      57,219   15,883   29,740      57,219
18                            59,078   165,000   165,000     165,000   16,149   31,664      63,916   16,149   31,664      63,916
19                            64,132   165,000   165,000     165,000   16,301   33,573      71,245   16,301   33,573      71,245
20                            69,439   165,000   165,000     165,000   16,325   35,456      79,274   16,325   35,456      79,274
30 (Age 65)                  139,522   165,000   165,000     266,544    7,098   50,984     218,479    7,098   50,984     218,479
40 (Age 75)                  253,680      *      165,000     591,419     *      42,221     552,728     *      42,221     552,728
50 (Age 85)                  439,631      *         *      1,422,212     *        *      1,354,488     *        *      1,354,488
60 (Age 95)                  742,526      *         *      3,180,934     *        *      3,149,439     *        *      3,149,439

__________________
* In the absence of additional premium the policy will lapse.

Note - Asset Based Charges:
 . The average fund expense charge is 1.01%
 . The variable account asset charge is 1.90% for the first ten policy years only, after that, it will be reduced to 1.30%.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash values and net surrender value for a policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual policy years. No representation can be made by PFL or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current prospectus.

                  PFL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

Specified Amount:                               $165,000  Asset Based Charges*:                          2.91%/2.31%
Product Type:            Standard Class Policy            Annual Premium:                               $     2,000
Using:                   Current Mortality Nonsmoker      Death Benefit:                Option A



                           Premiums            DEATH BENEFIT                    CASH VALUE                 NET SURRENDER VALUE
                         Accumulated   ------------------------------  -----------------------------  -----------------------------
                            at  5%                   Assuming Hypothetical Gross and Net Annual Investment Return of
           End of        ------------  --------------------------------------------------------------------------------------------
           Policy           Gross            0%        6%         12%       0%        6%         12%       0%        6%         12%
            Year             Net         -2.91%     3.09%       9.09%   -2.91%     3.09%       9.09%   -2.91%     3.09%       9.09%
-----------------------  -----------   -------   -------   ---------   ------   -------   ---------            -------   ---------
1                              2,100   165,000   165,000     165,000    1,602     1,708       1,814      247       353         459
2                              4,305   165,000   165,000     165,000    3,142     3,454       3,778    1,700     2,011       2,335
3                              6,620   165,000   165,000     165,000    4,601     5,215       5,881    3,074     3,689       4,355
4                              9,051   165,000   165,000     165,000    6,002     7,016       8,161    4,391     5,406       6,551
5                             11,604   165,000   165,000     165,000    7,346     8,857      10,634    5,651     7,163       8,939
6                             14,284   165,000   165,000     165,000    8,639    10,744      13,321    6,861     8,966      11,542
7                             17,098   165,000   165,000     165,000    9,879    12,675      16,239    8,016    10,812      14,376
8                             20,053   165,000   165,000     165,000   11,064    14,647      19,406    9,117    12,700      17,460
9                             23,156   165,000   165,000     165,000   12,194    16,662      22,847   10,164    14,632      20,817
10                            26,414   165,000   165,000     165,000   13,278    18,728      26,593   11,163    16,613      24,478
11                            29,834   165,000   165,000     165,000   14,396    20,959      30,833   12,637    19,200      29,074
12                            33,426   165,000   165,000     165,000   15,467    23,254      35,474   14,097    21,885      34,104
13                            37,197   165,000   165,000     165,000   16,493    25,618      40,557   15,546    24,672      39,610
14                            41,157   165,000   165,000     165,000   17,491    28,070      46,142   17,001    27,580      45,652
15                            45,315   165,000   165,000     165,000   18,457    30,608      52,276   18,457    30,608      52,276
16                            49,681   165,000   165,000     165,000   19,389    33,234      59,014   19,389    33,234      59,014
17                            54,265   165,000   165,000     165,000   20,254    35,921      66,391   20,254    35,921      66,391
18                            59,078   165,000   165,000     165,000   21,055    38,672      74,476   21,055    38,672      74,476
19                            64,132   165,000   165,000     165,000   21,782    41,484      83,342   21,782    41,484      83,342
20                            69,439   165,000   165,000     165,000   22,432    44,357      93,072   22,432    44,357      93,072
30 (Age 65)                  139,522   165,000   165,000     316,348   22,864    75,904     259,302   22,864    75,904     259,302
40 (Age 75)                  253,680   165,000   165,000     717,425   12,256   118,733     670,491   12,256   118,733     670,491
50 (Age 85)                  439,631      *      192,609   1,760,278     *      183,392   1,676,456     *      183,392   1,676,456
60 (Age 95)                  742,526      *      273,661   4,065,582     *      270,884   4,025,329     *      270,884   4,025,329

________________
* In the absence of additional premium the policy will lapse.

Note - Asset Based Charges:
 .  The average fund expense charge is 1.01%
 . The variable account asset charge is 1.90% for the first ten policy years only, after that, it will be reduced to 1.30%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash values and net surrender value for a policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual policy years. No representation can be made by PFL or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current prospectus.

                  PFL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

Specified Amount:              $165,000                     Asset Based Charges*:         2.91%/2.31%
Product Type:                  Standard Class Policy        Annual Premium:              $     2,000
Using:                         Guaranteed Mortality         Death Benefit:               Option B



                          Premiums            DEATH BENEFIT                    CASH VALUE               NET SURRENDER VALUE
                        Accumulated   ------------------------------  ----------------------------  ----------------------------
                           at  5%                  Assuming Hypothetical Gross and Net Annual Investment Return of
           End of       ------------  ------------------------------------------------------------------------------------------
           Policy          Gross            0%        6%         12%       0%       6%         12%       0%       6%         12%
            Year            Net         -2.91%     3.09%       9.09%   -2.91%    3.09%       9.09%   -2.91%    3.09%       9.09%
----------------------  -----------   -------   -------   ---------   ------   ------   ---------            ------   ---------
1                             2,100   166,443   166,543     166,644    1,443    1,543       1,644       88      188         289
2                             4,305   167,822   168,113     168,416    2,822    3,113       3,416    1,243    1,533       1,836
3                             6,620   169,135   169,703     170,320    4,135    4,703       5,320    2,472    3,040       3,657
4                             9,051   170,381   171,313     172,366    5,381    6,313       7,366    3,634    4,566       5,619
5                            11,604   171,556   172,937     174,562    6,556    7,937       9,562    4,725    6,106       7,731
6                            14,284   172,660   174,572     176,918    7,660    9,572      11,918    5,745    7,657      10,003
7                            17,098   173,687   176,213     179,441    8,687   11,213      14,441    6,688    9,214      12,441
8                            20,053   174,641   177,859     182,146    9,641   12,859      17,146    7,558   10,776      15,063
9                            23,156   175,516   179,503     185,043   10,516   14,503      20,043    8,349   12,336      17,876
10                           26,414   176,314   181,144     188,148   11,314   16,144      23,148    9,063   13,893      20,897
11                           29,834   177,106   182,882     191,621   12,106   17,882      26,621   10,238   16,013      24,753
12                           33,426   177,820   184,620     195,365   12,820   19,620      30,365   11,368   18,169      28,914
13                           37,197   178,451   186,355     199,403   13,451   21,355      34,403   12,450   20,354      33,402
14                           41,157   178,999   188,083     203,758   13,999   23,083      38,758   13,482   22,566      38,241
15                           45,315   179,458   189,795     208,454   14,458   24,795      43,454   14,458   24,795      43,454
16                           49,681   179,823   191,486     213,517   14,823   26,486      48,517   14,823   26,486      48,517
17                           54,265   180,084   193,139     218,967   15,084   28,139      53,967   15,084   28,139      53,967
18                           59,078   180,229   194,741     224,830   15,229   29,741      59,830   15,229   29,741      59,830
19                           64,132   180,249   196,275     231,130   15,249   31,275      66,130   15,249   31,275      66,130
20                           69,439   180,128   197,720     237,891   15,128   32,720      72,891   15,128   32,720      72,891
30 (Age 65)                 139,522   169,080   203,312     339,427    4,080   38,312     174,427    4,080   38,312     174,427
40 (Age 75)                 253,680      *         *        534,087     *        *        369,087     *        *        369,087
50 (Age 85)                 439,631      *         *        863,224     *        *        698,224     *        *        698,224
60 (Age 95)                 742,526      *         *      1,316,683     *        *      1,151,683     *        *      1,151,683

_________________
*  In the absence of additional premium the policy will lapse.

Note - Asset Based Charges:
 . The average fund expense charge is 1.01%
 . The variable account asset charge is 1.90% for the first ten policy years only, after that, it will be reduced to 1.30%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash values and net surrender value for a policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual policy years. No representation can be made by PFL or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current prospectus.

                  PFL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

Specified Amount:           $165,000                           Asset Based Charges*:        2.91%/2.31%
Product Type:               Standard Class Policy              Annual Premium:             $     2,000
Using:                      Current Mortality Nonsmoker        Death Benefit:              Option B



                           Premiums            DEATH BENEFIT                    CASH VALUE               NET SURRENDER VALUE
                         Accumulated   ------------------------------  ----------------------------  ----------------------------
                            at  5%                  Assuming Hypothetical Gross and Net Annual Investment Return of
           End of        ------------  ------------------------------------------------------------------------------------------
           Policy           Gross            0%        6%         12%       0%       6%         12%       0%       6%         12%
            Year             Net         -2.91%     3.09%       9.09%    2.91%    3.09%       9.09%   -2.91%    3.09%       9.09%
-----------------------  -----------   -------   -------   ---------   ------   ------   ---------            ------   ---------
1                             12,100   166,599   166,705     166,811    1,599    1,705       1,811      244      350         456
2                              4,305   168,135   168,446     168,769    3,135    3,446       3,769    1,692    2,003       2,326
3                              6,620   169,586   170,198     170,862    4,586    5,198       5,862    3,059    3,671       4,335
4                              9,051   170,977   171,986     173,126    5,977    6,986       8,126    4,366    5,376       6,515
5                             11,604   172,307   173,810     175,575    7,307    8,810      10,575    5,613    7,115       8,880
6                             14,284   173,585   175,674     178,231    8,585   10,674      13,231    6,806    8,895      11,452
7                             17,098   174,806   177,576     181,108    9,806   12,576      16,108    7,943   10,714      14,245
8                             20,053   175,968   179,514     184,222   10,968   14,514      19,222    9,021   12,567      17,275
9                             23,156   177,072   181,486     187,593   12,072   16,486      22,593   10,042   14,455      20,563
10                            26,414   178,127   183,500     191,252   13,127   18,500      26,252   11,012   16,386      24,137
11                            29,834   179,210   185,668     195,379   14,210   20,668      30,379   12,451   18,909      28,620
12                            33,426   180,242   187,888     199,879   15,242   22,888      34,879   13,872   21,519      33,509
13                            37,197   181,224   190,164     204,787   16,224   25,164      39,787   15,277   24,217      38,840
14                            41,157   182,175   192,515     210,162   17,175   27,515      45,162   16,685   27,025      44,671
15                            45,315   183,091   194,939     216,043   18,091   29,939      51,043   18,091   29,939      51,043
16                            49,681   183,970   197,436     222,478   18,970   32,436      57,478   18,970   32,436      57,478
17                            54,265   184,773   199,968     229,477   19,773   34,968      64,477   19,773   34,968      64,477
18                            59,078   185,502   202,537     237,095   20,502   37,537      72,095   20,502   37,537      72,095
19                            64,132   186,148   205,131     245,380   21,148   40,131      80,380   21,148   40,131      80,380
20                            69,439   186,705   207,745     254,389   21,705   42,745      89,389   21,705   42,745      89,389
30 (Age 65)                  139,522   185,275   232,144     400,201   20,275   67,144     235,201   20,275   67,144     235,201
40 (Age 75)                  253,680   172,186   251,515     747,168    7,186   86,515     582,168    7,186   86,515     582,168
50 (Age 85)                  439,631      *      208,257   1,533,693     *      43,257   1,368,693     *      43,257   1,368,693
60 (Age 95)                  742,526      *         *      3,252,217     *        *      3,087,217     *        *      3,087,217

____________
* In the absence of additional premium the policy will lapse.

Note - Asset Based Charges
 . The average fund expense charge is 1.01%
 . The variable account asset charge is 1.90% for the first ten policy years only, after that, it will be reduced to 1.30%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash values and net surrender value for a policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual policy years. No representation can be made by PFL or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current prospectus.

                                   APPENDIX C

                   THE PFL ENDEAVOR VARIABLE LIFE ACCOUNT AND
                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

The investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high grade debt securities.

The relative volatility of common stock prices as compared with prices of high grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

In this method of investing:

 . Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually),
 . Stock Market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

   Investments at        Common Stock           Shares
 Regular Intervals       Market Price         Purchased
-------------------  --------------------  ---------------
    $ 150                   $20                  7.5
      150                    15                 10.0
      150                    10                 15.0
      150                     5                 30.0
      150                    10                 15.0
      150                    15                 10.0
     ----                                       ----
    $ 900                                       87.5

  Total Value of 87.5 shares @ $15/share.................  $1,312.50
     Less Investment made................................    (900.00)
                                                           ---------
           Gain/Profit...................................  $  412.50

Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of market fluctuations.

How does the dollar cost averaging method relate to the PFL Endeavor Variable Life Insurance Policy? A policyowner may invest his or her net premium in a Sub-Account, and although a policy's value in a Sub-Account or Sub-Accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the variable account), the dollar cost averaging method can be generally applied to the policy to the extent that the policyowner pays a planned periodic premium on a regular basis and he or she allocates net premium resulting from those planned periodic premiums to the Growth Subaccount in relatively constant amounts.

                                   APPENDIX D

                           GLOSSARY OF SPECIAL TERMS

Attained Age--The issue age plus the number of completed policy years.

Anniversary--The same day and month as the policy date for each succeeding year the policy remains in-force.

Cash Value--The sum of the values in each subaccount plus the policy's value in the fixed account.

Fixed Account--An allocation option other than the variable account. The fixed account is part of PFL's general account.

General Account--The assets of PFL other than those allocated to the variable account or any other separate account.

Guideline Premium--The level annual premium payment necessary to provide the benefits that you select under the policy through its maturity date, based on the particular facts relating to the insured and certain assumptions allowed by law. The dollar amount of the guideline premium is shown on the policy's schedule page.

In-force--Condition under which the coverage is active and the insured's life remains insured.

Initial Premium--The amount that must be paid before coverage begins.

Insured--The person upon whose life the policy is issued.

Issue Age--Issue age refers to the age on the insured's birthday nearest the policy date.

Lapse--Termination of the policy at the end of the grace period.

Loan Reserve--A part of the fixed account to which amounts are transferred as collateral for policy loans.

Maturity Date--The date when coverage under the policy will terminate if the insured is living and the policy is in-force.

Monthly Anniversary--The same date in each succeeding month as the policy date. For purposes of the variable account, whenever the monthly anniversary falls on a date other than a valuation date, the monthly anniversary will be deemed to be the next valuation date.

Net Surrender Value--The amount payable upon surrender of the policy equal to the cash value less indebtedness and less any surrender charge.

Net Premium--The portion of the premium available for allocation to either the fixed account or the subaccounts. The net premium equals the premium that you paid less any applicable premium expense charges.

PFL--PFL Life Insurance Company

Planned Periodic Premium--A scheduled premium of a level amount at a fixed interval over a specified period of time. The policy could lapse even if planned periodic premiums are paid in full and on schedule.

Policy Date--The date set forth in the policy when insurance coverage is effective and monthly deductions commence under the policy. The policy date is used to determine policy months, years and anniversaries.

Policyowner ("owner" or "you")--The person who owns the policy and who may exercise all rights under the policy while living.

Record Date--The date the policy is recorded on the books of PFL as an in-force policy.

Specified Amount--The minimum death benefit payable under the policy as long as the policy remains in-force. Any outstanding indebtedness and any due and unpaid charges will reduce the death benefit proceeds.

Subaccount--A subdivision of the variable account. Each subaccount invests exclusively in the shares of a specified portfolio of the funds.

Valuation Date--Each day on which the net asset value of the fund is determined.

Valuation Period--The period between two successive valuation dates, commencing at the close of business of a valuation date and ending at the close of business of the next succeeding valuation date.

Variable Account--PFL Endeavor Variable Life Account, a separate investment account established by PFL to receive and invest net premiums allocated to it under the policy.

                         INDEX TO FINANCIAL STATEMENTS

PFL Life Insurance Company:

Report of Independent Auditors dated February ___, 1999.

Statutory-Basis Balance Sheets at December 31, 1998 and 1997.

Statutory-Basis Statement of Operations for the three years ended December 31, 1998, 1997 and 1996.

Statutory-Basis Statement of Changes in Capital and Surplus for the years ended December 31, 1998, 1997, and 1996.

Statutory-Basis Statement of Cash Flow for the years ended December 31, 1998, 1997, and 1996.

Notes to Statutory-Basis Financial Statements

Statutory-Basis Financial Statement Schedules

                                    PART II

                          UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION PURSUANT TO SECTION 26(E)

  PFL Life Insurance Company hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by PFL Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement includes the following papers and documents:

    The facing sheet.

    A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.

    The Prospectus.

    The undertaking to file reports.

    The undertaking pursuant to Rule 484.

    Representation pursuant to Section 26(e).

    The signatures.

    Written consents of the following persons have been previously filed.

      Frank A. Camp, Esq.
      Sutherland, Asbill & Brennan LLP
      Ernst & Young, Independent Accountants
      Richard R. Greer, Actuary

    The following exhibits:

       1.A.(1) Resolution of the Board of Directors of PFL establishing the
               Account./4/
       (2)     Not applicable.
       (3)(a)  Form of Principal Underwriting Agreement./4/
       (b)     Form of Agents Contract./4/
       (c)     Commission Schedule./4/
       (4)     Not applicable.
       (5)     Form of Policy./5/
       (6)(a)  Certificate of Incorporation of PFL./1/
       (b)     By-Laws of PFL./1/
       (7)     Not applicable.
       (8)     Participation Agreements:
       (a)(1)  Among Endeavor Series Trust, Endeavor Management Co. and PFL
               Life Insurance Company./2/
       (a)(2)  Addendum No. 4 to Participation Agreement among Endeavor Series
               Trust, Endeavor Management Co., and PFL Life Insurance
               Company./4/
       (b)(1)  Among WRL Series Fund, Inc., Western Reserve Life Assurance Co.
               of Ohio, and PFL Life Insurance Company./3/
       (b)(2)  Addendum No. 4 to Participation Agreement among WRL Series Fund,
               Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life
               Insurance Company./4/
       (9)     None.
       (10)    Form of Application./5/
       2.A.    Opinion and Consent of Counsel./5/
        B.     Consent of Sutherland, Asbill & Brennan LLP./5/
       3.      Not applicable.
       4.      None.
       5.      Not applicable.
       6.      Opinion and Consent of Actuary ./5/
       7.      Consent of Independent Auditors./6/

       8.  Not applicable.
       9. Memorandum describing PFL's issuance, transfer, and redemption procedures for the Policy./4/

----------------------------
/1/Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-3
   Registration Statement for the PFL Endeavor Target Account (File No. 333-36297), filed February 27, 1998.
/2/Incorporated by reference to Post-Effective Amendment No. 14, Exhibit No.
   6, to the Form N-1A Registration Statement for the Endeavor Series Trust (File No. 33-27352), filed on April 29, 1996.
/3/Incorporated by reference to Post-Effective Amendment No. 1 to the Form N-4
   Registration Statement for PFL Life Variable Annuity Account A (File No. 333-26209), filed on April 29, 1998.
/4/Filed with Pre-Effective Amendment No. 1 to the Form S-6 Registration
   Statement for PFL Endeavor Variable Life Account (File No. 33-92226), filed on July 10, 1998.

/5/Filed with Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for PFL Endeavor Variable Life Account (File No. 33-92226), filed on September 10, 1998.
/6/To be filed by amendment.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933, the registrant, PFL Endeavor Variable Life Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Cedar Rapids, IA on the 9th day of February, 1999.


                                              PFL ENDEAVOR VARIABLE LIFE ACCOUNT
(Seal)                                        PFL LIFE INSURANCE COMPANY
                                              Depositor

                                                                          *
                                              ----------------------------
                                              William L. Busler
                                              President

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                                  Title                         Date
                                  -----                         ----

                     *         Director
---------------------                                   ------------------------
Patrick S. Baird

/s/  Craig D. Vermie           Director                 February 9, 1999
---------------------                                   ------------------------
Craig D.  Vermie

                     *         Director
---------------------          (Principal Executive     ------------------------
William L. Busler              Officer)

                     *         Director
---------------------                                   ------------------------
Larry N. Norman

                     *         Director
---------------------                                   ------------------------
Douglas C. Kolsrud

                     *         Corporate Controller
---------------------                                   ------------------------
Robert J. Kontz

                     *         Treasurer
---------------------                                   ------------------------
Brenda K. Clancy

*  By Craig D. Vermie, attorney in-fact.